SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                         FORM 8-K
                                      CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported) October 9, 2001


                                  PIONEER DRILLING COMPANY
                   (Exact name of registrant as specified in its charter)


State of Texas                         2-70145            74-2088619
(State or other jurisdiction         (Commission         (IRS Employer
of incorporation)                     File Number)       Identification No.)


9310 Broadway, Building 1
San Antonio, Texas                                         78217
(Address of principal executive offices)                 (Zip Code)


          Registrant's telephone number, including area code   (210) 828-7689

         _____________________________________________________________________
            (Former name or former address, if changed since last report.)


Item 1. Changes in Control of Registrant.

     On October 9, 2001, the Registrant issued $18,000,000 in principal amount of its 6.75% Convertible Subordinated Debenture (the "Debenture") to WEDGE Energy Services, L.L.C. ("WEDGE"). The Debenture is due and payable on
October 9, 2006, and is subordinated to the Registrant's outstanding bank debt or debt incurred under current bank facilities of the Registrant, or any extension or renewal of any such debt. The Debenture is convertible at the option of the holder of the Debenture into 4,500,000 shares of the Registrant's Common Stock ($4.00 in principal amount per share).

     WEDGE currently holds 7,241,007 shares of the Registrant's Common Stock, which equals approximately 45.50% of the 15,913,959 shares of the Registrant's Common Stock currently outstanding, or 40.37% of the Registrant's Common Stock outstanding assuming the exercise of all currently outstanding Options or Warrants to acquire shares of the Registrant's
Common Stock, but not assuming the conversion of the Debenture. After the conversion of the Debenture into the 4,500,000 shares described above, WEDGE will hold an aggregate 11,741,007 shares of the Registrant's Common Stock, or approximately 57.52% of the Registrant's Common Stock outstanding or 52.33% of the Registrant's Common Stock outstanding assuming the exercise of all currently outstanding Options and Warrants to acquire shares of the Registrant's Common Stock.

     Under the terms of a previous agreement between the Registrant and WEDGE, the Registrant and its Board of Directors agreed to support and cause to be placed on the ballot at each election of directors of the Registrant not less than one nominee designated by WEDGE so long as WEDGE holds at least 10% of the outstanding Common Stock of the Registrant and not less than two nominees designated by WEDGE so long as WEDGE holds at least 25% of the outstanding Common Stock of the Registrant. Incident to the issuance of the Debenture, the Registrant agreed that so long as WEDGE holds 25% of the outstanding Common Stock of the Registrant, the Registrant and its Board of Directors agree to support and cause to be placed on the ballot at each election of directors of the Registrant a third director designated by WEDGE who will not be affiliated with WEDGE as an employee, officer, director or otherwise.

Item 7. Exhibits.

       No.    Document

      4.1 Debenture Agreement dated October 9, 2001 by and between WEDGE Energy Services, L.L.C. and Pioneer Drilling Company

      4.2 Debenture Purchase Agreement dated October 9, 2001 by and between WEDGE Energy Services, L.L.C. and Pioneer Drilling Company

      4.3 Subordination Agreement dated October 9, 2001 by and between the American Bank, N.A., WEDGE Energy Services, L.L.C., Pioneer Drilling Company and Pioneer Drilling Services, Ltd.

      4.4 Subordination Agreement dated October 9, 2001 by and between the Frost National Bank, WEDGE Energy Services, L.L.C., Pioneer Drilling Company and Pioneer Drilling Services, Ltd.


                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     October ____, 2001                PIONEER DRILLING COMPANY

                                            By:  /s/ Wm. Stacy Locke
                                               Wm. Stacy Locke, President




                                   EXHIBIT 4.1


                       DEBENTURE AGREEMENT

6.75% Convertible Subordinated Debenture, Series A Due October 9, 2006
             Original Principal Amount $18,000,000


     THIS DEBENTURE AGREEMENT (the "Agreement") is made and entered into on this 9th day of October, 2001, by and between WEDGE Energy Services, L.L.C., a Delaware limited liability company ("Holder") and Pioneer Drilling Company, a Texas corporation (the "Company").


                        R E C I T A L S

     WHEREAS the Company is issuing this 6.75% Convertible Subordinated Debenture, Series A due October 9, 2006 in the original principal amount of $18,000,000 (the "Debenture" or the "Note") pursuant to the payment of $18,000,000 cash by Holder to the Company and as set forth in that certain Debenture Purchase Agreement of even date herewith (the "Purchase Agreement").

     WHEREAS the Company is now issuing to the Holder and the Holder is receiving such Debenture from the Company; and

     WHEREAS the parties hereto wish to set forth the terms and conditions of such Debenture;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements hereinafter set forth, the parties hereto agree as follows:


                           ARTICLE I

                          DEFINITIONS

     In addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings set forth below:

     Section 1.01.  Closing Date.  The term Closing Date shall mean October
9, 2002.

     Section 1.02. Common Stock. The term "Common Stock" shall mean the Common Stock, par value $.10 per share, of the Company.

     Section 1.03. Conversion Price. The conversion price per share of Common Stock into which the Debenture is convertible, which price is $4.00 per share, as such conversion price may be adjusted and readjusted from time to time in accordance with the terms of Section 7.05 hereof.

     Section 1.04. Debenture. The term "Debenture" shall mean the Debenture issued by the Company and concurrently herewith being acquired by the Holder, in the form set forth on Exhibit 1.04 attached hereto, as originally executed or as may from time to time be supplemented or amended pursuant to its provisions or the provisions hereof. If the Holder purchases or otherwise becomes the owner of more than one Debenture, the term "Debentures" shall include all of the Debentures owned by the Holder taken as a whole. The term "Debentures" shall mean all of the Debentures issued by the Company and governed by this Agreement and other Debenture Agreements of like tenor.

     Section 1.05. Event of Default. The term "Event of Default" shall mean an Event of Default as defined in Section 8.01 hereof.

     Section 1.06. Indebtedness. The term "Indebtedness" shall mean (a) indebtedness for money borrowed and deferred payment obligations representing the unpaid purchase price of property or stock, other than normal trade credits, which would be included in determining total liabilities shown on the liability side of a consolidated balance sheet of the Company and its Subsidiaries; (b) guarantees and endorsements of obligations of others, directly or indirectly, including obligations under industrial revenue and pollution control bonds, and all other repurchase agreements and indebtedness in effect guaranteed through an agreement, contingent or otherwise, to purchase such indebtedness, or to purchase or sell property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of the indebtedness or to assure the owner of the indebtedness against loss, or to supply funds to or in any manner invest in the debtor, or otherwise (but excluding guarantees and endorsements of notes, bills and checks made in the ordinary course of business); (c) indebtedness secured by any mortgage, lien, pledge, conditional sale agreement, title retention agreement, or other security interest or encumbrance upon property owned by the Company, or its Subsidiaries, even though such indebtedness has not been assumed; and (d) amounts due under capitalized leases as reflected on the balance sheet.

     Section 1.07. Interest Rate. The term "Interest Rate" shall mean an interest rate payable on the Debentures of 6.75% per annum and as set forth on the face of the Debenture.

     Section 1.08. Issuance Date. The term "Issuance Date" shall mean the date of issuance of the Debenture of October 9, 2001, as set forth on the face of the Debenture.

     Section 1.09. Material Adverse Effect. For purposes of this Debenture the term "Material Adverse Effect" shall mean an event, circumstance, loss, development or effect (individually or in the aggregate) when considered in light of the total operations of the Company, which would prohibit the Company from engaging in any material aspect of its business or result in a material adverse change in the business, operations, properties, prospects or assets of the Company, or if measured monetarily, would exceed $100,000.

     Section 1.10. Maturity Date. The term "Maturity Date" shall mean October 9, 2006.


     Section 1.11. Person. The term "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

     Section 1.12. Stock. The term "Stock" shall mean those shares of Common Stock received by Holder upon conversion as provided in Section 7.

     Section 1.13. Superior Indebtedness. The term "Superior Indebtedness" shall mean the indebtedness owed by an indirect subsidiary of the Company to the Frost National Bank and American Bank as described in the subordination agreements of even date herewith between Holder and each Bank.

     Section 1.14. Subsidiary. The term "Subsidiary" shall mean any corporation of which more than 80% (by number of votes) of the voting stock is owned by the Company or another Subsidiary.

                          ARTICLE II

                         THE DEBENTURE

     Section 2.01. Debenture. This Debenture is in the principal amount of $18,000,000 and is being issued by the Company to the Holder pursuant to the payment of Eighteen Million Dollars ($18,000,000) cash by Holder to the Company. The Holder hereby agrees to receive such Debenture from the Company pursuant to the terms of this Agreement, and the Company hereby agrees to issue, convey, transfer, and assign to the Holder, the Debenture free and clear of all liens, options, claims, and encumbrances of any kind or character whatsoever, except for applicable transfer restrictions required by federal and state securities laws. The Debenture may have such notations or legends as are required by applicable law. The Debenture shall be executed on behalf of the Company by its president or any vice president and attested to by its secretary or any
assistant secretary.   The Debenture shall recite upon its face the principal
amount of indebtedness evidenced by the Debenture, the rate at which interest is payable on the Debenture, and the terms of repayment.

     Section 2.02. Acquisition Price. If the Debenture is being received from the Company upon issuance, the acquisition price for the Debenture shall be the aggregate principal amount thereof. No original issue discount is contemplated by the issuance of these Debentures.

     Section 2.03.  [Intentionally Omitted]

     Section 2.04. Registration. The Debentures shall be registered in the Debenture records of the Company as follows: The Company shall maintain a register of the issuance of the Debentures by recording the issuance date, the face amount, and the name and address of the initial holder and, upon transfer in accordance with Article X of this Agreement, each transferee of each of the Debentures upon the books of the Company. The Company shall be entitled to recognize the person registered in the register as the exclusive owner of a Debenture for the purposes of payment of principal and interest thereon, and the Company shall not be bound to recognize any equitable or other claim to or interest in such Debenture on the part of any other person, whether or not the Company has express notice thereof, except as otherwise provided by applicable law.

     Section 2.05. Interest on Debenture. Interest shall be payable on the outstanding principal amount of the Debenture at the Interest Rate. Interest on the Debenture shall be calculated on the basis of a 360-day year of twelve 30-day months. Interest shall be calculated and paid through the last such date prior to the Maturity Date or conversion.

     Section 2.06. Lost or Stolen Certificates. In the event the certificate representing the Debenture is destroyed, misplaced, or stolen, the Holder shall promptly notify the Company of such loss. In its discretion, the Company may, as a condition precedent to reissuing a new Debenture certificate, require the Holder to do one or more of the following things:

          (a) Deliver a notice to the Company in the form prescribed by the Company requesting the Company to stop transfer of such lost Debenture certificate;

          (b) Execute and deliver to the Company an affidavit of the facts covering the loss of the Debenture certificate; and

          (c) Execute and file any form required by any state or federal regulatory authority in connection with the loss of the Debenture certificate.

After the Holder has complied with such requirements as the Company deems necessary and appropriate, the Company shall cancel the lost certificate in its register and shall issue a new Debenture certificate to the Holder with terms and provisions identical to those contained in the lost certificate.

     Section 2.07. Governmental Charges. For any transfer of a Debenture or exchange of a Debenture for Debentures of another denomination, the Company may require from the Holder the payment of a sum sufficient to reimburse it for any stamp tax or other governmental charge incidental thereto.

     Section 2.08. Prepayment of Debenture. The Company shall not be entitled to prepay any of the outstanding amount of this Debenture.

                          ARTICLE III

          FINANCIAL STATEMENTS AND OTHER INFORMATION.

     Section 3.01. Financial and Business Information. The Company agrees to furnish to the Holder so long as the Holder or its nominee are the holder of any Debenture and to each other holder of the then outstanding Debentures:

               (a) Quarterly Statements. Within 45 days after the end of each quarterly fiscal period (except the last) in each fiscal year of the Company, duplicate copies of:

                    (1) consolidated balance sheets of the Company as of the close of such period,

                    (2) consolidated statements of income and retained earnings of the Company for such quarterly fiscal period and for the portion of the fiscal year ending with such period, and

                    (3) consolidated statements of cash flows of the Company for the portion of the fiscal year ending with such period.

in each case (except (a)(1) above) setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail and certified as having been prepared in accordance with generally accepted accounting principles, but subject to changes resulting from year-end adjustments, by an authorized financial officer of the Company.

               (b) Annual Statements. As soon as available and in any event within 90 days after the close of each fiscal year of the Company, duplicate copies of:

                    (1) audited consolidated balance sheets of the Company as of the close of such fiscal year, and

                    (2) audited consolidated statements of income and retained earnings and changes in financial position of the Company for such fiscal year.

In each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and accompanied, in the case of audited statements, by an opinion thereon of a firm of independent public accountants of recognized national standing selected by the Company to the effect that the audited financial statements have been prepared in accordance with generally accepted accounting principals consistently applied (except for changes in which such accountants concur) and that the audit by such accountants in connection with financial statements has been made in accordance with generally accepted auditing standards.

     The financial statements delivered pursuant to paragraphs (a) and (b) above shall set forth the amounts charged in each of the periods involved for depreciation and amortization, and for interest expense.

               (c) Audit Reports. Promptly upon receipt thereof, one copy of each interim or special audit made by independent accountants of the books of the Company.

               (d) SEC and Other Reports. Promptly upon their becoming available, one copy of each financial statement, report, notice or proxy statement sent by the Company to stockholders generally, of each Form 8-K, 10-KSB, and 10-QSB, or any successor forms, and any registration statement or prospectus filed by the Company with any securities exchange or with the Securities Exchange Commission, and of all press releases and other statements made available generally by the Company to the public concerning material developments in the business of the Company.

               (e) Together with each set of quarterly statements and annual statements pursuant to paragraphs (a) and (b) above, a certificate of an executive officer of the Company that such financial statements are true and correct and that the Company is not then in default under the terms of this Debenture.

                           ARTICLE IV

              REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    The Company hereby represents and warrants to Holder as follows:

     Section 4.01. Organization and Existence. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Texas and has all requisite corporate power to carry on its business as now conducted and is qualified to do business in those jurisdictions where such registration is required; neither its lease of property nor the conduct of its business requires such qualification under the laws of any other jurisdiction, except where the failure to do so would not have a Material Adverse Effect on the financial condition or results of operations of the Company. The Company has delivered to the Holder complete and correct copies of the Articles of Incorporation and Bylaws of the Company as in effect on the date hereof.

     Section 4.02. Capitalization: Ownership of Stock: Authorization. The Company has 100,000,000 authorized shares of its common stock $0.10 par value (the "Common Stock") and 10,000,000 authorized shares of its preferred stock, issuable in series (the "Preferred Stock"). As of September 30, 2001, the Company had (a) 15,913,959 issued and outstanding shares of Common Stock; (b) zero (0) shares of issued and outstanding Preferred Stock; and (c) no treasury shares. As of September 30, 2001, the Company had granted stock options which, if all were exercised, would equal 2,023,500 shares of Common Stock. Other than the registration rights granted to Holder in accordance with the transactions contemplated hereby, the Company has only incidental registration rights to two (2) of its officers and directors, Wm. Stacy Locke and Michael E. Little, and no other individual or entity has any registration rights of any kind or nature (other than rights under Form S-8), including incidental or demand registration rights. Other than items referred to herein, there are no other options, warrants, rights, conversion rights, phantom rights, preemptive rights or any other rights by any party to receive equity of the Company. Upon issuance of the Common Stock into which the Debenture may be converted (the "Stock") to Holder, Holder will be the record and beneficial owner of the Stock and the Stock will be duly authorized, validly issued and outstanding, fully paid and nonassessable and would have been issued in accordance with appropriate federal and state securities law. By virtue of the conversion rights included in the Debenture, Holder shall receive good and valid title to the Stock, free and clear of all liens, encumbrances, pledges, options, claims, assessments and adverse charges. If the Stock were issued on the Closing Date, Holder's ownership would constitute approximately 57.5% of the Company's issued and outstanding shares of Common Stock. As a result of the issuance of the Stock, the Company will not become obligated to issue any additional shares of capital stock
(preferred or common) to any officer, director, shareholder or other party.

     The execution, delivery and performance of this Agreement will not result in a violation or breach of any term or provision of or constitute a default or accelerate the performance required under the Articles of Incorporation or Bylaws of the Company or any indenture, mortgage, deed of trust or other contract or agreement to which the Company is a party or by which its assets are bound, or violate any order, writ, injunction or decree of any court, administrative agency or governmental body.

     Section 4.03. Enforceability. The Company has full right, power, legal capacity and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby and thereby, and this Agreement is valid and constitutes legally binding obligations enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights, by the availability of injunctive relief or specific performance and by general principles of equity.

     Section 4.04. Securities and Exchange Commission. The Company has filed all forms, reports and documents required to be filed by the Securities and Exchange Commission, National Association of Securities Dealers, Inc.
and the American Stock Exchange and the state of Texas in order to comply with all applicable laws, rules and regulations of the Securities Act of 1933, as amended (the "Act"), the Securities and Exchange Act of 1934, as amended, and the securities laws of the state of Texas. Notwithstanding the foregoing, Seller has delivered to Holder a copy of that certain "no action" letter dated August 25, 1999 from the Securities and Exchange Commission regarding Seller's failure to comply with Regulation S-X of the Act in connection with its acquisition of assets of Howell Drilling, Inc.

     Section 4.05. Litigation; Contingencies. Except as described in the Reports and in the Opinion of Counsel to be delivered by Matthews & Branscomb, P.C., attorneys for the Company, as required by the Debenture Purchase Agreement of even date herewith between the Company and Holder, there is no action, suit or proceeding pending or, to the knowledge of the Company, threatened against the Company before any court, agency or arbitrator which might result in any Material Adverse Effect in the business, properties or condition (financial or otherwise) of the Company or which question the validity of any action taken or to be taken pursuant to on in connection with this Agreement, or the Stock.

     Section 4.06. No Subsidiaries. Other than subsidiaries that have no assets, liabilities or operations, the Company has no subsidiaries or any interests in other corporations, partnerships or joint ventures except as follows: The Company owns 100% of PDC Investment Corp., a Delaware corporation. PDC Investment Corp. is the sole limited partner with a 99% partnership interest in Pioneer Drilling Services, Ltd., a Texas limited partnership. The Company owns 100% of PDC Mgmt. Co., a Texas corporation. PDC Mgmt. Co. is the sole general partner of Pioneer Drilling Services, Ltd. and holds a 1% partnership interest in such limited partnership. Pioneer Drilling Services, Ltd., holds substantially all of the operating assets of the consolidated group consisting of the Company, PDC Investment Corp., Pioneer Drilling Services, Ltd., and PDC Mgmt. Co.

     Section 4.07.  Title to Assets (Personal Property).

     (a) The Company is the owner of, and has marketable title to, all of its assets, free and clear of all liens except those noted in the Company's June 30, 2001 financial statements and except for those assets leased under leases specifically noted in the Company's June 30, 2001 financial statements. The assets referred to in the preceding sentence include, without limitation, all assets, properties and rights of the Company shown or reflected on the June 30, 2001 Balance Sheet or acquired by the Company since June 30, 2001, except only for (i) cash expended and (ii) inventories and other assets used or sold and receivables collected in the ordinary course of business since June 30, 2001. The Company has maintained all tangible assets material to the business in good repair, working order and operating condition, subject only to ordinary wear and tear, and all such tangible assets are suitable for the purposes for which they are presently being used.

     (b)  With respect to each lease of real or personal property of the
Company: (i) the lease is valid and binding on the Company and in full force and effect, (ii) no rental payment is in default, (iii) the Company is in peaceable possession of the real property or personal property which is subject thereto, and (iv) the Company is not in default of any material provision thereof, and to the best knowledge of the Company, no event has occurred that with the giving of notice, the passage of time or both, would become a material default under any such lease.

     (c) The Company has all easements, rights-of-way and similar authorizations required for the use of the real property leased by the Company and in the conduct of the business as heretofore conducted, excluding immaterial easements (the "Easements"). To the best knowledge of the Company, no party thereto is in default of any material provision of any easement or any material covenant, restriction or other agreement encumbering any of the real property, and to the best knowledge of the Company, no event that with the giving of notice, the passage of time or both would become a material default, has occurred under any easement or any material covenant, restriction or other agreement encumbering any of the real property. Neither the whole nor any portion of any real property occupied by the Company has been condemned or otherwise taken by any public authority, and the Company has received no written notice that any such condemnation or taking is threatened or contemplated.

     (d) (i) Neither the properties owned or occupied by the Company nor the occupancy or operation thereof is in material violation of any law or any building, zoning or other ordinance, code or regulation; (ii) no notice from any governmental body has been served upon the Company or upon any property owned or occupied by the Company claiming any material violation of any such law, ordinance, code or regulation or requiring, or calling to the attention of the Company the need for, any work, repair, construction, alterations or installation on or in connection with any such properties which has not been complied with; and (iii) there is no material encroachment of the improvements located on the real property owned or occupied by the Company upon any adjoining property, or of improvements located on any adjoining property upon any property owned or occupied by the Company.

     Section 4.08. Consents. Except for the listing of the Stock with the American Stock Exchange, the Company is not required to obtain any consent from or approval of any court, governmental entity or any other person in connection with the execution, delivery or performance by it of this Agreement or the transactions contemplated hereby. The consummation of the transactions contemplated by this Agreement will not require the approval of any entity or person in order to prevent the termination of any material right, privilege, license or agreement of the Company.

     Section 4.09. Proprietary Rights. All patents (pending or issued), copyrights, trademarks, state, federal and foreign registrations and applications and trade secrets of the Company are valid and in full force and effect and are not subject to any taxes, maintenance fees, or extension, renewal or continuation actions by the Company falling due within 90 days after the date hereof. There have not been any claims, actions or judicial or other adversary proceedings involving the Company concerning any of the Proprietary Rights and, no such action or proceeding is threatened. The Company has the right and authority to use each item of the rights and property referenced above in connection with the conduct of its business including all patents, trademarks, computer hardware and software licenses; such use has not and will not conflict with, infringe upon, or violate any patent or other proprietary right of any other person, and the Company has not infringed and is not now infringing any proprietary right belonging to any other person. There are no outstanding nor to the best of the Company's knowledge, threatened claims for breach, termination or penalty payment with respect to any licenses or similar agreements. The Company has no patents issued, pending or filed.

     4.10. Disclosure. The Company represents and warrants that no representation or warranty by the Company in this Agreement or in any of the Exhibits or Schedules hereto, or certificate furnished to the Holder by or on behalf of the Company in connection with the transactions contemplated hereby, contains or will contain any materially untrue statement of a material fact; and further, no Schedule omits or will omit any material item required to be included in such Schedule. Any indemnification by the Company hereunder for a breach of its representation and warranty in this Section 4.10 shall be made in the manner applicable pursuant to Section 9 hereof to such representation and warranty or to the provision of this Agreement to which such Exhibit, Schedule or certificate relates.

     4.11. Financial Statements. The Company has made available to the Holder its Annual Report on Form 10K for the period ended March 31, 2001 and its Quarterly Report on Form 10Q for the period ended June 30, 2001, a report of Form 8K dated March 30, 2001 and filed April 16, 2001, a report of Form 8K dated May 18, 2001 and filed May 29, 2001, and a report on Form 8K/A filed June 15, 2001, and its unaudited interim financial statements dated
July 31, 2001 and August 31, 2001 (the "Reports"). "Financial Statements" shall mean the unaudited balance sheet and statements of operations, changes in equity and cash flows for the Company as of and for the fiscal period ended August 31, 2001. Prior to Closing, the Company shall also deliver to the Holder each monthly financial statement that is produced by the Company during calendar year 2001 in its ordinary course of business and such monthly financial statements shall be included in this definition of Financial Statements. The Financial Statements have been prepared in conformity with generally accepted accounting principles applied on a basis consistent with prior periods. All of the Financial Statements present fairly the financial position and the results of operations of the Company on the dates and for the periods shown therein, and to the best knowledge of the Company, there has been no Material Adverse Effect in the financial condition of the Company since August 31, 2001.

     Except as disclosed in the Reports or the Financial Statements and in the Opinion of Counsel for the Company referred to in Section 4.05, hereof, the Company has no debt, liability or obligation, contingent or otherwise, which would have a Material Adverse Effect on the business or the assets of the Company.

     Section 4.12. Compliance with Laws; OSHA. To the best of the knowledge of the Company, the Company is in compliance with all applicable laws, ordinances, statutes, rules, regulations and orders promulgated by any court or federal, state or local governmental body or agency relating to its assets and business the failure to comply with which would cause a Material Adverse Effect. The Company has not received any notice, citation, claim, assessment or proposed assessment as to or alleging any violation of any Federal, state or local Occupational Safety and Health laws and no violations which materially, presently exist.

     Section 4.13. Labor Matters. There is no labor strike or labor disturbance pending, or to the knowledge of the Company threatened, against the Company nor is any arbitration concerning an employee grievance currently pending against the Company. The Company has experienced no work stoppage or other material labor disturbance within the past three years. The Company is not a party to any collective bargaining agreement with respect to its employees and, to the knowledge of the Company, there are no current attempts to organize its employees.

     Section 4.14. ERISA. The Company has no pension, retirement, savings, deferred compensation, and profit-sharing plan and each stock option, stock appreciation, stock purchase, performance share, bonus or other incentive plan, severance plan, health, group insurance or other welfare plan, or other similar plan and any "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA"), under which the Company has any current or future obligation or liability or under which any employee or former employee (or beneficiary of any employee or former employee) of the Company has or may have any current or future right to benefits on account of employment with the Company (the term "plan" shall include any contract, agreement, policy or understanding, each such plan being hereinafter referred to individually as a "Plan").

     Section 4.15. Environmental Matters. The Company has obtained all Environmental Permits that are required with respect to its business, operations and properties, either owned or leased, and (ii) the Company and its properties are in compliance with all terms and conditions of all applicable Requirements of Environmental Law and Environmental Permits, the failure to comply with which would cause a Material Adverse Affect. There are no Environmental Claims pending, or, to the knowledge of the Company, threatened, against the Company. The Company has not received any notice from any governmental authority of any violation or liability arising under any Requirements of Environmental Law or Environmental Permit in connection with the assets, the businesses or operations of the Company.

               "Environmental Claim" means any third party (including governmental agencies and employees) action, lawsuit, claim or proceeding (including claims or proceedings under the Occupational Safety and Health
Act or similar laws relating to safety of employees) which seeks to impose liability for (i) pollution or contamination of the air, surface water, ground water or land; (ii) solid, gaseous or liquid waste generation, handling, treatment, storage, disposal or transportation; (iii) exposure to hazardous or toxic substances; (iv) the safety or health of employees or (v) the transportation, processing, distribution in Commerce, use, or storage of hydrocarbons or chemical substances. An Environmental Claim includes, but is not limited to, a common law action, as well as a proceeding to issue, modify or terminate an Environmental Permit.

               "Environmental Permit" means any permit, license, approval or other authorization under any applicable law, regulation and other requirement of the United States or foreign country or of any state, municipality or other subdivision thereof relating to pollution or protection of health or the environment, including laws, regulations or other requirements relating to emissions, discharges, releases or threatened releases of Pollutants, contaminants or hazardous substances or toxic materials or wastes into ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, or handling of hydrocarbons or chemical substances, pollutants, contaminants or hazardous or toxic materials or wastes.

               "Requirements of Environmental Law" means all requirements in effect on the Closing Date imposed by any law, rule, regulation, or order of any federal, foreign, state or local executive, legislative, judicial, regulatory or administrative agency, board or authority with jurisdiction over the Company or its properties or assets which relate to (i) pollution or protection of the air, surface water, ground water or land; (ii) solid, gaseous or liquid waste generation, treatment, storage, disposal or transportation; (iii) exposure to hazardous or toxic substances; (iv) the safety or health of employees or (v)regulation of the manufacture, processing, distribution in Commerce, use, or storage of chemical substances.

     4.16. Permits and Licenses. The Company has all material licenses, permits and other authorizations necessary for the conduct of its business as it is currently being conducted. To the best of the Company's knowledge, all of such Permits are adequate for the operation of the business of the Company as it is presently being conducted.

     4.17. Insurance. Holder has been provided with all insurance policies (together with all riders and amendments) relating to the assets or the business of the Company are sufficient to protect against any material claim for casualty or property damage. Such insurance policies are in full force and effect, all premiums due thereon have been paid or accrued on the books of the Company and will not terminate as of the Closing or the consummation of the transactions contemplated hereby. The Company has no reason to believe that such insurance policies will be terminated or subject to non-renewal.

     4.18. Taxes. The Company has filed all tax returns and reports required by law to be filed, or filed extensions for any period in which a tax return was due and has paid or accrued on the financial statements provided to the Holder all taxes, assessments and other governmental charges that are due and payable. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are considered adequate by the Company, and the Company knows of no assessment for additional taxes for any of such fiscal years or any basis therefor. All tax returns and reports are complete. No claim has ever been made to the Company's knowledge that the Company is subject to a tax in any jurisdiction in which the Company has not filed a return which remains unpaid as of the Closing Date. The Company has withheld and paid all taxes required to have been withheld or paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party. The Company has not since 1990 been the subject of an audit and the Company has not waived any statute of limitations or agreed to an extension of time with respect to a tax assessment or deficiency.

     Section 4.19. Absence of Certain Developments. Since June 30, 2001, there has been no change which would have a Material Adverse Effect, individually or in the aggregate, in the assets, liabilities, condition (financial or otherwise), operating results, business or prospects of the Company, except changes in the ordinary course of business. Except for cash dividends paid on its Preferred Stock, the Company has not, since the date of the Financial Statements, directly or indirectly, declared or paid any dividend or ordered or made any other distribution on account of any shares of any class of the capital stock of the Company. The Company has not, since such date, directly or indirectly redeemed, purchased or otherwise acquired any such shares or agreed to do so or set aside any sum or property for any such purpose. Additionally, except for the conversion of the Company's Series B Convertible Preferred Stock (184,615 shares of preferred stock converted into 1,119,038 shares of Common Stock) and the issuance of common stock incident to the exercise of employee options there have been no other sales of securities of any kind or nature by the Company.

     Section 4.20. Underground Storage Tanks. There are no underground storage tanks on any of the Company's owned or leased real property.

                            ARTICLE V

                    REPRESENTATIONS AND WARRANTIES OF HOLDER

     The Holder hereby represents and warrants to Company:

     Section 5.01.  Power and Authority.   The Holder has all requisite power
and authority to enter into this Agreement and to acquire the Debenture. No provision of the Articles of Incorporation, Bylaws, or other governing instruments of the Holder would preclude any of the transactions contemplated by this Agreement.

     Section 5.02. Authorization. The execution of this Agreement and the consummation of the transactions contemplated herein have been duly approved by all necessary action, corporate and otherwise, of the Holder.

     Section 5.03. Investment Intent. The Holder is acquiring the Debenture solely for its own account and not with a view to, or for resale in connection with, any distribution or public offering thereof, within the meaning of any applicable securities laws and regulations.


                            ARTICLE VI

                          SUBORDINATION


     Section 6.01. Debentures Subordinated to Superior Indebtedness. Anything in this Agreement or the Debentures to the contrary notwithstanding, the indebtedness evidenced by the Debentures (such indebtedness being hereinafter referred to as Subordinated Indebtedness) shall be subordinate and junior in right of payment, to (but only to) all Superior Indebtedness (as defined herein) of the Company.

     Section 6.02. Payments on Subordinated Indebtedness. The Company shall pay simple interest only on a semi-annual basis for a period of five years, with the full amount of principal and any unpaid interest being due and payable on the date five years from the date of this Debenture. However, any amount of principal or interest paid by the Company to the Holder after an event of default under any of the Superior Indebtedness, shall be held in trust for the benefit of the holders of such Superior Indebtedness which is in default.

     Section 6.03. Insolvency, etc. In the event of (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition, or other similar proceeding relating to the Company or its property, (b) any proceeding for the liquidation, dissolution, or other winding-up of the Company, voluntary or involuntary, and whether or not involving insolvency or bankruptcy proceedings, (c) any assignment by the Company for the benefit of creditors, or (d) any distribution, division, marshaling, or application of any of the properties or assets of the Company or the proceeds thereof to creditors, voluntary or involuntary, and whether or not involving legal proceedings, then and in such event:

                    (i) all Superior Indebtedness shall first be paid in full (including all principal, premium, if any, and interest, including interest accruing after the commencement of any such proceeding) before any payment or distribution of any character, whether in cash, securities, or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment or similar plan, the payment of which is subordinated, at least to the extent provided in this Article VI with respect to Subordinated Indebtedness, to the payment of all Superior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan) is made in respect of any Subordinated Indebtedness;

                    (ii) all principal and premium, if any, and interest on the Subordinated Indebtedness shall forthwith become due and payable, and any payment or distribution of any character, whether in cash, securities, or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment or similar plan, the payment of which is subordinated, at least to the extent provided in this
Article VI with respect to Subordinated Indebtedness, to the payment of all Superior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan) which would otherwise (but for the terms hereof) be payable or deliverable in respect of any Subordinated Indebtedness, shall be paid or delivered directly to the holders of the Superior Indebtedness, until all Superior Indebtedness shall have been paid in full, the holders of the Subordinated Indebtedness at the time outstanding irrevocably authorize, empower, and direct all receivers, trustees, liquidators, conservators, fiscal agents, and others having authority in the premises to effect all such payments and deliveries;

                    (iii) each holder of the Subordinated Indebtedness at the time outstanding irrevocably authorizes and empowers each holder of the Superior Indebtedness or such holder's representative to demand, sue for, collect, and receive such holder's ratable share of all such payments and distributions and to receipt therefor, and to file and prove all claims therefor and take all such other action, in the name of such holder or otherwise, as such holder of the Superior Indebtedness or such holder's representative may determine to be necessary or appropriate for the enforcement of this Section 6.03; and

                    (iv) the holders of the Subordinated Indebtedness shall execute and deliver to each holder of the Superior Indebtedness or such holder's representative all such further instruments confirming the above authorization, and all such powers of attorney, proofs of claim, assignments of claim, and other instruments, and shall take all such other action as may be requested by such holder of the Superior Indebtedness or such holder's representative to enforce all claims upon or in respect of the Subordinated Indebtedness.

For all purposes of this Agreement, Superior Indebtedness shall not be deemed to have been paid in full unless the holders thereof shall have received cash equal to the amount of principal, premium, if any, and interest in respect of all Superior Indebtedness at the time outstanding, and in case there are two or more holders of the Superior Indebtedness any payment or distribution required to be paid or delivered to the holders of the Superior Indebtedness shall be paid or delivered to such holders ratably according to the respective aggregate amounts remaining unpaid on the Superior Indebtedness of such holders.

     Section 6.04. Payments and Distributions Received. If any payment or distribution of any character (whether in cash, securities, or other property) or any security shall be received by any holder of any of the Subordinated Indebtedness in contravention of any of the terms of this Article VI, and except as permitted by Section 6.03 or Section 6.06, such payment or distribution or security shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Superior Indebtedness for application to the payment of all Superior Indebtedness remaining unpaid, to the extent necessary to pay all such Superior Indebtedness in full. In the event of the failure of any holder of any of the Subordinated Indebtedness to endorse or assign any such payment, distribution or security, any holder of the Superior Indebtedness or such holder's representative is hereby irrevocably authorized to endorse or assign the same.

     Section 6.05. Subrogation. In the event that cash, securities, or other property otherwise payable and deliverable to the holders of the Subordinated Indebtedness shall have been applied pursuant to Section 6.03 or Section 6.04 to the payment of Superior Indebtedness in full, then and in each such case, the holders of the Subordinated Indebtedness shall be subrogated to any rights of any holders of Superior Indebtedness to receive further payments or distributions in respect of or applicable to the Superior Indebtedness.

     Section 6.06. Acceleration of Subordinated Indebtedness. In case any Subordinated Indebtedness is declared due and payable because of the occurrence of an Event of Default with respect to the Subordinated Indebtedness under circumstances when the terms of Section 6.03 are not applicable, the holders of such Subordinated Indebtedness shall not be entitled to receive payment or distribution in respect thereof until all Superior Indebtedness at the time outstanding shall have been paid in full.

     Section 6.07. Notice. In the event that any Subordinated Indebtedness shall become due and payable before its expressed maturity on demand of the holder thereof as the result of the occurrence of a default or event of default, the Company will give prompt notice in writing of such happening to each holder of Superior Indebtedness.

     Section 6.08.  Subordination Not Affected, etc.  The terms of this
Article VI, the subordination effected hereby, and the rights of the holders of the Superior Indebtedness shall not be affected by (a) any amendment of or addition or supplement to any Superior Indebtedness or any instrument or agreement relating thereto, (b) any exercise or non-exercise of any right, power, or remedy under or in respect of any Superior Indebtedness or any instrument or agreement relating thereto, or (c) any waiver, consent, release, indulgence, extension, renewal, modification, delay, or other action, inaction or omission, in respect of any Superior Indebtedness or any instrument or agreement relating thereto or any security therefor or guaranty thereof, whether or not any holder of any Subordinated Indebtedness shall have had notice or knowledge of any of the foregoing. In addition, in the event that any holder or prospective holder of Superior Indebtedness reasonably requires a modification or amendment of the terms of this Article VI with respect to the subordination of the Subordinated Indebtedness, the Holder agrees to execute any such modification or amendment to this Article VI with respect thereto.

     Section 6.09. Obligations Unimpaired. The holder of Superior Indebtedness shall not be prejudiced in the right to enforce subordination of the Subordinated Indebtedness by any act or failure to act on the part of the Company. The provisions of this Article VI are solely for the purpose of defining the relative rights of the holders of Superior Indebtedness on the one hand and the holders of Subordinated Indebtedness on the other hand, and nothing in this Article VI shall (a) impair as between the Company and the holder of any Subordinated Indebtedness the obligation of the Company, which is unconditional and absolute, to pay to the holder thereof the principal, premium, if any, and interest thereon in accordance with the terms thereof, or (b) prevent the holder of any Subordinated Indebtedness from exercising all remedies otherwise permitted by applicable law under this Agreement, subject to the rights, if any, under this Article VI of the holders of Superior Indebtedness.

     Section 6.10. Securities Subordinate to Debenture. All equity securities of the Company shall be subordinate and junior in right of payment as to dividends, and on liquidation, to the rights of the Debenture to payment of principal and interest and on liquidation.

                           ARTICLE VII

                    CONVERSION OF DEBENTURES

     Section 7.01.  Conversion Privilege.    At the election of  the Holder, the
unpaid principal amount of any Debenture shall be converted into shares of Common Stock at the conversion price per share of Common Stock of Four and No/100 Dollars ($4.00) (such conversion price, as so adjusted and readjusted and in effect at any time, being herein called the "Conversion Price"), into the number of fully paid and non-assessable shares of Common Stock determined by dividing (x) the aggregate principal amount of the Debentures to be so converted by (y) the Conversion Price in effect at the time of such conversion.

     Section 7.02.  Manner of Conversion; Partial Conversion, etc.

          (a) Any Debenture must be converted in whole by the holder thereof by surrender of such Debenture, accompanied by a written statement designating the principal amount of such Debenture to be converted and stating the name and address of the person in whose name certificates for shares of Common Stock are to be registered, at the office of the Company specified in or pursuant to
Section 14.01. The conversion shall be deemed to have been effected as of the close of business on the date on which such Debenture shall have been so surrendered to such office, and at such time the rights of the holder of such Debenture as such shall, to the extent of the principal amount thereof converted, cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record thereof.

          (b) The Company shall pay all cash interest on any Debenture surrendered for conversion to the date of such conversion.

     Section 7.03. Delivery of Stock Certificates. As promptly as practicable after the conversion of any Debenture in full, and in any event within 20 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will issue and deliver to the holder of such Debenture, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of full and fractional shares of Common Stock issuable upon such conversion.

     Section 7.04. Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares of Common Stock which may be issued upon conversion of the Debentures will, upon issuance, be fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issue thereof; and without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be requisite to assure that the par value (if any) per share of the Common Stock is at all times equal to or less than the then effective purchase price per share of the Common Stock issuable upon conversion of the Debentures. The Company further covenants and agrees that the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon the conversion of the Debentures, a sufficient number of shares of its Common
Stock to provide for the conversion of the Debentures.

     Section 7.05. Conversion Price Adjustments. The Conversion Price shall be subject to adjustment from time to time as follows:

          (a) Stock Dividends, Subdivisions, Reclassifications or Combinations. If the Company shall (i) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or
(iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Conversion Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any Debentures surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock which he would have owned or been entitled to receive had such Debentures been converted immediately prior to such date. Successive adjustments in the Conversion
Ratio shall be made whenever any event specified above shall occur.

          (b) Other Distributions. In case the Corporation shall fix a record date for the making of a distribution to all holders of shares of its Common Stock (i) of shares of any class other than its Common Stock or (ii) of evidences of indebtedness of the Corporation or any Subsidiary or (iii) of assets (excluding cash dividends or distributions, and dividends or distributions referred to in subparagraph 7.05(a) above), or (iv) of rights or warrants, in each such case of (i) through (iv) the Conversion
Price in effect immediately prior thereto shall be immediately thereafter proportionately adjusted for such distribution so that the holder of Debentures would be entitled to receive the fair market value (as determined by the Board of Directors, whose determination in good faith shall be conclusive) of what a Holder would have been entitled to receive had such Debentures been converted prior to such distribution. Such adjustment shall be made successively whenever such a record date is fixed. In the event that such distribution is not so made, the Conversion Price then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to distribute such shares, evidences of indebtedness, assets, rights or warrants, as the case may be, to the Conversion Price which would then be in effect if such record date had not been fixed.

          (c) Consolidation, Merger, Sale, Lease or Conveyance. In case of any consolidation with or merger of the Corporation with or into another corporation, or in case of any sale, lease or conveyance to another corporation of the assets of the Corporation as an entirety or substantially as an entirety, the Debentures shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the shares of Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such Debenture would have been entitled to upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holders of the Debentures shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the Debentures.

     Section 7.06. Statement Regarding Adjustments. Whenever the Conversion Price shall be adjusted as provided in Section 7.05, the Company shall forthwith file, at the principal office of the Company, a statement showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each holder of Debentures, at its address appearing on the Company's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section 7.07.

     Section 7.07. Notice to Holders. In the event the Company shall propose to take any action of the type described in Section 7.05, the Company shall give written notice to each holder of Debentures, in the manner set forth in Section 7.06, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place.
Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares which shall be deliverable upon conversion of Debentures. In the case of any action which would require the fixing of a record date, such written notice shall be given at least 15 days prior to the taking of such action. Failure to give such written notice, or any defect therein, shall not affect the legality or validity of any such action.

     Section 7.08. Costs. The Company shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of any Debentures; provided that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the Debentures, in respect of which shares are being issued.



                           ARTICLE VIII

                       DEFAULT AND REMEDIES

     Section 8.01. Event of Default. As used in this Agreement and the accompanying Debenture, the term "Event of Default" shall mean any one of the following:

          (a) a default in the payment of interest on any Debenture when due and such default shall continue for more than fifteen (15) days from such due date;

          (b) a default in the payment of the principal of Debentures at maturity or at any date fixed in any notice for prepayment;

          (c) the Company sells or otherwise disposes of all or substantially all of its assets to any Person;

          (d) a default in the observance or performance of any covenant or provision of this Agreement or of the Purchase Agreement which is not remedied within fifteen (15) days after written notice thereof to the Company by the holder of any Debenture;

          (e) any representation or warranty made by the Company herein or in the Purchase Agreement, or made by the Company in any written statement or certificate furnished by the Company in connection with the consummation of the issuance and delivery of the Debentures or furnished by the Company pursuant hereto, is untrue in any material respect as of the date of the issuance or making thereof;

          (f) final judgment or Judgments for the payment of money aggregating in excess of $250,000 is or are outstanding against the Company or any Subsidiary or against any of the property or assets of the Company or any Subsidiary and any one of such judgments has remained unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period of thirty (30) days from the date of its entry;

          (g) the Company or any Subsidiary becomes insolvent or bankrupt, is generally not paying its debts as they become due or makes an assignment for the benefit of creditors, or the Company or any Subsidiary causes or suffers an order for relief to be entered with respect to it under applicable Federal bankruptcy law or applies for or consents to the appointment of a custodian, trustee or receiver for the Company or any Subsidiary or for the major part of the property of the Company or any Subsidiary;

          (h) a custodian, trustee or receiver is appointed for the Company or any Subsidiary or for the major part of the property of the Company or any Subsidiary and is not discharged within sixty (60) days after such appointment;

          (i) bankruptcy, reorganization, arrangement or insolvency proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against the Company or any Subsidiary and, if instituted against the Company or any Subsidiary, are consented to or are not dismissed within sixty (60) days after such institution; or

          (j) any action or failure to act, honor or pay any obligation in which such action or the failure to act would constitute an event of default under any existing or hereafter created loan, credit or finance agreement; or any default of any obligation of the Company of any kind or nature which default shall have a Material Adverse Effect on the business, operations or assets of the Company.

     Section 8.02.  Default Remedies.

          (a) Upon the occurrence of an Event of Default, the Holder may, upon ten (10) days prior written notice to the Company, declare the Debenture to be, and the outstanding principal amount of the Debenture shall thereupon be and become, forthwith due and payable in cash, together with interest accrued thereon; and

          (b) If an Event of Default occurs, the Holder may proceed to protect and enforce its rights by a suit in equity, action at law, or other appropriate proceeding, whether for the specific performance of any agreement contained herein or for an injunction against a violation of any of the terms or provisions hereof, or in aid of the exercise of any power granted herein or by law.

     Section 8.03. Waiver of Events of Default. The holders of 51 percent (51%) of the aggregate principal amount of the Debentures outstanding may at any time waive an existing Event of Default and its consequences.

                           ARTICLE IX

                      TRANSFER OF DEBENTURE

     Section 9.01. Restriction on Transfer. In addition to any other restrictions on transfer of the Debenture imposed by this Article IX, the Holder may transfer or assign his, her, or its rights and obligations under this Agreement only in conjunction with the transfer or assignment of the Debenture.

     Section 9.02. Requirements of Transfer. No transfer of the Debenture shall be valid and effective unless and until (a) the transferor executes a written assignment of the Debenture or executes a separate power of attorney indicating his intent to transfer ownership, (b) the transferee executes a Debenture Agreement, which shall be identical to this Agreement except for the Holder's name and the date of execution and (c) the transferor delivers written transfer instructions (i) signed by the transferor and the transferee, (ii) stating the name and mailing and residence address of the transferee, and (iii) stating the desired effective date of such change of ownership. If the transferee fails to execute a Debenture Agreement, the transferee's signature on the instructions of transfer will be deemed to constitute the transferee's assent to the terms of the Debenture and the Debenture Agreement.

     Section 9.03. Registration of Transfer. Transfer of the Debenture shall be registered upon the Company's register of Debentures following the Company's receipt of all documents necessary to effect transfer in accordance with Section
9.02. Such documents may be either personally delivered by the transferor or transferee or mailed to the Company in accordance with Section 12.01 hereof.

     Section 9.04. Effective Date of Transfer. The effective date of the transfer recorded on the Company's register of Debentures shall be the date requested in the instructions of transfer; the effective date shall not, however, precede the date of the most recent payment date of interest with respect to such Debenture. In the event such date precedes the date of the most recent payment of interest on the Debenture or if the desired date is omitted from the instructions of transfer, the Company may in its discretion honor the transfer, and, in such case, the effective date of transfer shall be the first date at which the Company is in receipt of all of the items required by Section 9.02 hereof.

     Section 9.05. Transferee as Holder. Upon completion of a transfer in accordance with the provisions provided in this Article X, such Transferee shall be considered the Holder as if the transferee had been the original party to execute this Agreement.

     Section 9.06. Issuance of New Certificates. Upon a transfer in accordance with this Article X, and upon delivery by the transferor of his, her, or its Debenture certificate representing the Debenture being transferred, the Company shall cancel such Debenture certificate and shall issue a new certificate in the transferee's name. Such new certificate shall be issued in accordance with
Article II hereof, and its provisions will be identical to those of the old Debenture certificate except as to the Holder's name and the date of execution, which date on the new certificate shall be the same as the effective transfer date in accordance with Section 9.04 hereof.

     Section 9.07. Legend on Debenture. The Debenture shall bear the following legend:

          "THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE, AND HAS BEEN ISSUED PURSUANT TO EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENTS. THIS DEBENTURE MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED WITHOUT THE PERMISSION OF THE ISSUER AND UNLESS THIS DEBENTURE SHALL HAVE BEEN DULY REGISTERED UNDER THE ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER, REGISTRATION AND QUALIFICATION OF THE DEBENTURE SHALL NOT BE REQUIRED. THIS DEBENTURE IS SUBJECT TO AND ITS TRANSFER IS RESTRICTED BY THE TERMS AND PROVISIONS OF THAT CERTAIN DEBENTURE AGREEMENT, DATED OCTOBER 9, 2001, EXECUTED BY AND BETWEEN THE COMPANY AND THE HOLDER OF THIS DEBENTURE, A COPY OF WHICH IS ON FILE IN THE OFFICES OF THE COMPANY."


                            ARTICLE X

                       REGISTRATION RIGHTS

     Section 10.01. Registration on Request. Upon conversion of the Debenture into Common Stock as provided in Article VII above, the Company and the Holder shall agree to abide by and honor the terms of that certain Registration Rights Agreement executed on May 18, 2001 between the Company and the Holder, which, by its terms, applies to the Common Stock received upon the conversion of the Debenture.

                            ARTICLE XI

              CONSOLIDATION, MERGER, AND CONVEYANCE


     Section 11.01. Continuation of Terms of Agreement. Nothing contained in this Agreement or in the accompanying Debenture shall prevent any consolidation or merger of the Company with or into any other corporation or association, or any conveyance of the business, assets, and properties of the Company as a whole or substantially as a whole, to any other corporation or other entity, provided that all terms and conditions of this Agreement, including payment, to be observed and performed by the Company shall be expressly assumed by the successor entity formed by or resulting from any such merger or to which any such conveyance shall have been made.

     Section 11.02. Rights of Successor. If the Company or any successor entity is consolidated or merged with or into, or shall make a conveyance to, any other corporation or other entity, as permitted and upon the terms provided in this Article XI, the entity formed by or resulting from such consolidation or merger or to which such conveyance shall have been made shall succeed to and be substituted for the Company, with the same force and effect as if it had been named in, and had executed, this Agreement, and shall have and possess and may exercise, subject to the terms and conditions of this Agreement, each and every power, authority, and right herein reserved to or conferred upon the Company.

     Section 11.03. Construction. For every purpose of this Agreement, including the execution and issuance of the Debenture, the term "Corporation" includes and means (unless the context otherwise requires) not only the corporation that has executed this Agreement, but also any such successor entity in accordance with the provisions of this Article XI.


                           ARTICLE XII

                     MISCELLANEOUS PROVISIONS

     Section 12.01. Notices. Any notice or other communication required to be given pursuant to this Agreement must be in writing and may be given by registered or certified mail, and if given by registered or certified mail, shall be deemed to have been given and received when a registered or certified letter containing such notice, properly addressed with postage prepaid, is deposited in the United States mail; and if given otherwise than by registered or certified mail, it shall be deemed to have been given when delivered to and received by the party to whom addressed. Such notices shall be given to the parties hereto at the following addresses:

                    If to the Company:

                             Pioneer Drilling Company
                             9310 Broadway, Building I
                             San Antonio, Texas 78217

                             with a copy to:

                             John D. Fisch
                             Matthews and Branscomb, PC
                             112 East Pecan Street
                             Suite 1100
                             San Antonio, Texas  78205

                    If to the Holder:

                              WEDGE Energy Services, L.L.C.
                              1415 Louisiana
                              Suite 3000
                              Houston, Texas 77002
                              Attention: President

                              with a copy to:

                              WEDGE Energy Services, L.L.C.
                              1415 Louisiana
                              Suite 3000
                              Houston, Texas 77002
                              Attention: General Counsel

                              with an additional copy to:

                              Darryl M. Burman
                              DiCecco, Fant & Burman
                              3D/International Tower
                              1900 West Loop South, Suite 1100
                              Houston, Texas 77027

or addressed to either party at such other address as such party shall hereafter furnish to the other party in writing. The address for any purpose hereof may be changed at any time and shall be the most recent address furnished in writing to the other party.

     Section 12.02. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and assigns, except as otherwise expressly provided herein.

     Section 12.03. Severability. If any one or more of the provisions contained in this Agreement should for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     Section 12.04. No Third Parties. Except as otherwise expressly provided herein, nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon or give to any person, firm, or corporation other than the parties hereto and the holders from time to time of the accompanying Debenture any security, rights, remedies, or claims, legal or equitable, under or by reason of this Agreement, or under or by reason of any covenant, condition, or stipulation herein contained; and this Agreement and all the covenants, conditions, and provisions herein contained are and shall be held for the sole and exclusive benefit of the parties hereto and the holders from time to time of the accompanying Debenture.

     Section 12.05. Headings. The captions used in conjunction with this Agreement are for convenience only, and shall not be deemed a part of this Agreement or used to construe any provision hereof.

     Section 12.06. Survival of Representations, Warranties, and Covenants.
The representations, warranties, and covenants of the parties shall survive the execution of this Agreement and the issuance of the Debenture and shall remain in full force and effect until the expiration of any applicable statute of limitations.

     Section 12.07. Entire Agreement. This Agreement and the accompanying Debenture constitute the sole and only agreements of the parties hereto and supersede any prior understandings or written or oral agreements between the parties respecting the subject matter within.

     Section 12.08. Inclusion of Debenture. Reference is made to the accompanying Debenture. The provisions of such Debenture shall be deemed incorporated into this Agreement for all purposes as though fully set forth on the face hereof.

     Section 12.09. Governing Law. This Agreement and the Debenture shall be governed by and construed in accordance with the laws of the State of Texas.



      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


COMPANY:                               HOLDER:

PIONEER DRILLING COMPANY               WEDGE ENERGY SERVICES, L.L.C.



By: /s/ Michael E. Little              By: /s/ Bill White
Name:   Michael E. Little              Name:  William H. White
Title:                                 Title:




                           EXHIBIT 1.04

                    PIONEER DRILLING COMPANY

       6.75% Convertible Subordinated Debenture, Series A
                      Due October 9, 2006

No. 01                                            October 9, 2001

$18,000,000

     PIONEER DRILLING COMPANY, a Texas corporation (the "Company"), for value received, hereby promises to pay to the order of:

                 WEDGE ENERGY SERVICES, L.L.C.
                     or registered assigns
                on the 9th day of October, 2006
                    the principal amount of


EIGHTEEN MILLION DOLLARS ($18,000,000)

and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 6.75% per annum from the date hereof until maturity, and in accordance with the terms of that certain Debenture Agreement dated
October 9, 2001, calculated and payable in semi-annual installments beginning on April 9, 2002. The Company agrees to pay interest on overdue principal (including any overdue required or optional prepayment of principal), and (to the extent legally enforceable) on any overdue installment of interest, at the rate of ten percent (10%) per annum after maturity, whether by acceleration or otherwise, until paid. Both the principal hereof and interest hereon are payable at the principal office of the Company in San Antonio, Texas, in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

     This Debenture is issued under and pursuant to the terms and provisions of that certain Debenture Agreement dated October 9, 2001, entered into by the Company with the original holder therein referred to, and this Debenture and the holder hereof is entitled equally and ratably with the holders of all other Debentures, if any, outstanding under the Debenture Agreement to all the benefits provided for thereby or referred to therein, to which Debenture Agreement reference is hereby made for the statement thereof.

     This Debenture and the other Debentures, if any, outstanding under the Debenture Agreement may be declared due prior to their expressed maturity dates and voluntary prepayments may be made thereon by the Company all in the events, on the terms specified in the Debenture Agreement, and in the manner and amounts as provided in the Debenture Agreement.

     This Debenture and the indebtedness evidenced hereby, including the principal and interest, shall at all times remain junior and subordinate to any and all Superior Indebtedness as defined in the Debenture Agreement, all on the terms and to the extent more fully set forth in the Debenture Agreement.

     This Debenture is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Debenture or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest of this Debenture shall be made only to or upon the order in writing of the registered holder.


                                              PIONEER DRILLING COMPANY


                                            By: /s/ Michael E. Little
                                               Michael E. Little, President


THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE, AND HAS BEEN ISSUED PURSUANT TO EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENTS. THIS DEBENTURE MAY NOT BE SOLD, TRANS-FERRED, OR ASSIGNED WITHOUT THE PERMISSION OF THE ISSUER AND UNLESS THIS DEBENTURE SHALL HAVE BEEN DULY REGISTERED UNDER THE ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER, REGISTRATION AND QUALIFICATION OF THE DEBENTURE SHALL NOT BE REQUIRED. THIS DEBENTURE IS SUBJECT TO AND ITS TRANSFER IS RESTRICTED BY THE TERMS AND PROVISIONS OF THAT CERTAIN DEBENTURE AGREEMENT, DATED AS OF OCTOBER 9, 2001, EXECUTED BY AND BETWEEN THE COMPANY AND THE HOLDER OF THIS DEBENTURE, A COPY OF WHICH IS ON FILE IN THE OFFICES OF THE COMPANY.






                            EXHIBIT 4.2




                   DEBENTURE PURCHASE AGREEMENT


                              BETWEEN


                     PIONEER DRILLING COMPANY


                               AND


                  WEDGE ENERGY SERVICES, L.L.C.


                        TABLE OF CONTENTS

                                                             Page

    ARTICLE I
PURCHASE OF CONVERTIBLE DEBENTURE. . . . . . . . . . . . . . .-1-

    ARTICLE II
CLOSING. . . . . . . . . . . . . . . . . . . . . . . . . . . .-2-

    ARTICLE III
REPRESENTATIONS AND WARRANTIES
    BY THE COMPANY AND WEDGE . . . . . . . . . . . . . . . . .-2-

    ARTICLE IV
REGISTRATION RIGHTS. . . . . . . . . . . . . . . . . . . . . .-3-

    ARTICLE V
AFFIRMATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . .-3-

    ARTICLE VI
NATURE AND SURVIVAL OF
    REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . .-4-

    ARTICLE VII
AFFIRMATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . .-5-

    ARTICLE VIII
NEGATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . .-6-

    ARTICLE IX
DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . . . . .-6-

    ARTICLE X
MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . .-6-

                   DEBENTURE PURCHASE AGREEMENT

    THIS D DEBENTURE PURCHASE AGREEMENT (the "Agreement"), is entered into this 9th day of October, 2001, among PIONEER DRILLING COMPANY (the "Company"), a corporation incorporated under the laws of the State of Texas, whose principal place of business is at 9310 Broadway, Building I, San Antonio, Texas 78217 and WEDGE ENERGY SERVICES, L.L.C., a limited liability company organized under the laws of the State of Delaware, whose principal place of business is at 1415 Louisiana, Suite 3000, Houston, Texas 77002 ("WEDGE").

                         R E C I T A L S

    WHEREAS, on the date hereof, the Company will enter into the Debenture Agreement of even date herewith in the form attached hereto as Exhibit "A" ( the "Debenture") pursuant to the payment of $18,000,000 cash by WEDGE to the Company;

    WHEREAS, WEDGE has previously acquired 7,241,007 shares of common stock of the Company; and

    WHEREAS, in connection with the issuance of the Debenture, the parties have agreed, among other things, that WEDGE will have the right to convert the Debenture as provided therein and certain preemptive rights to participate in all future debt or equity offerings in the Company;

    NOW, THEREFORE, the parties agree as follows:


                            ARTICLE I
                PURCHASE OF CONVERTIBLE DEBENTURE

    1.1 Purchase by WEDGE. The Company hereby agrees to sell, and WEDGE agrees to purchase, the 6.75% Convertible Subordinated Debenture, Series A, due October 9, 2006, for the aggregate amount of $18,000,000 payable upon WEDGE tendering to the Company, by wire transfer, the cash sum of $18,000,000. Attached hereto as Exhibit "A" is the form of Debenture which sets forth all rights of WEDGE, as a holder of such Debenture, and all duties and obligations of the Company, as the issuer of same. The Company and WEDGE hereby expressly incorporate all terms and conditions of the Debenture as if it were set out in their entirety in this Section 1.1.

    1.2 Continued Enforceable Agreements. The Company and WEDGE hereby acknowledge and confirm the continued enforceability of the Common Stock Purchase Agreement entered into on or about May 18, 2001, expressly including, but not limited to, Sections 1.4 and 1.7, and the Registration Rights Agreement entered into between the parties simultaneously therewith. In the event there shall be a conflict between this Agreement and either the Common Stock Purchase Agreement or the Registration Rights Agreement, the terms of this Agreement shall govern.

    1.3 Board Seat. So long as Purchaser shall own at least 10% of the capital stock of the Company, the Board of Directors agrees to support and cause to be placed on the ballot at each election of Directors not less than one name which shall be a nominee to the Board of Directors of the Company (the "WEDGE Board Nominee"). So long as Purchaser shall own at least 25% of the capital stock of the Company, the Board of Directors agrees to support and cause to be polkaed on the ballot at each election of Directors not less than three names which shall be nominees to the Board of Directors of the Company, one of which shall be an individual with no affiliation to WEDGE, or its affiliates, who shall serve as an independent outside director.

    1.4 Definitions. All capitalized terms, not otherwise defined herein, shall have the meaning ascribed to them in the Debenture.

                            ARTICLE II
                             CLOSING

    The closing of the transactions provided for in Article 1 of this Agreement (herein called the "Closing") shall take place at the offices of Matthews & Branscomb, P.C., 112 East Pecan St., Suite 1100, San Antonio, Texas, on or before October 9, 2001 (the "Closing Date").

                           ARTICLE III
     REPRESENTATIONS AND WARRANTIES BY THE COMPANY AND WEDGE

The Company hereby acknowledges and expressly reconfirms all warranties and representations contained in Article IV of the Debenture.

    1.5     WEDGE represents and warrants that:

              (a) Experience. WEDGE is an "accredited investor" within the meaning of Regulation D promulgated by the Securities and Exchange Commission under the Act, and (by virtue of its experience in evaluating and investing in private placement transactions of securities in companies similar to the Company) it is capable of evaluating the merits and risks of its investment in the Company. WEDGE acknowledges that it had the opportunity to ask questions of the officers of the Company. In reaching the conclusion that it desires to acquire the Debenture and the Stock upon conversion, WEDGE has evaluated its financial resources and investment position and the risks associated with this investment and acknowledges that it is able to bear the economic risks of this investment.

              (b) Restricted Securities. As of the date hereof, WEDGE represents, warrants and agrees that it is acquiring the Debenture, and upon conversion the Stock, solely for its own account, for investment, and not with a view to the distribution or resale thereof. WEDGE further represents that its present financial condition is such that it is not under any present necessity or constraint to dispose of such Debenture or the Stock into which it is convertible to satisfy any existing or contemplated debt or undertaking and that the investment is suitable for WEDGE upon the basis of WEDGE's other security holdings, financial situation and needs. WEDGE acknowledges and understands that it must bear the economic risk of this investment for an indefinite period of time because the Stock must be held indefinitely unless subsequently registered under the Act and applicable state and other securities laws or unless an exemption from such registration is available.

              (c) Unregistered Stock. WEDGE is aware that the Debenture and the Stock have not been registered under the Act, and that, accordingly, the Stock must be held unless it is subsequently registered under said Act or unless, in the opinion of counsel reasonably satisfactory to the Company, a sale or transfer may be made without registration thereunder. WEDGE agrees that any certificates evidencing the Stock must bear a standard legend restricting the transfer thereof consistent with the foregoing and that a notice may be made in the records of the Company or its transfer agent restricting the transfer of the Stock in a manner consistent with the foregoing.

                            ARTICLE IV
                       REGISTRATION RIGHTS

    Upon conversion of the Debenture into common stock as provided in Article VII of the Debenture, the Company and the Holder shall agree to abide by and honor the terms of that certain Registration Rights Agreement between them executed as of May 18, 2001.

                            ARTICLE V
                      AFFIRMATIVE COVENANTS

Conditions to Obligations of WEDGE. The obligations of WEDGE under this Agreement shall, except as may be waived in writing by WEDGE, be subject to the following conditions:

              (a) Company's Representations and Warranties True at Closing. WEDGE shall not have discovered any material error, misstatement or omission in the representations and warranties made by the Company in Article III above which such error, misstatement or omission remains uncured; and the Company shall have performed and complied with in all material respects all agreements and conditions required by this Agreement to be performed or complied with by it at or prior to the Closing.

              (b) Opinion of Counsel for the Company. Attached hereto as Exhibit "B" is a true and correct copy of the Opinion of Counsel to be delivered by Matthews and Branscomb, P.C., attorneys for the Company, as approved by counsel for WEDGE.

              (c) Absence of Restraint. No order to restrain, enjoin or otherwise prevent the consummation of this Agreement or the transactions contemplated hereby shall have been entered; and, on the Closing Date, there shall not be any pending or threatened litigation in any court, or any proceeding by or before any governmental commission, board or agency, with a view to seeking to restrain or prohibit consummation of this Agreement or the transactions contemplated hereby or in which divestiture, rescission or significant damages are sought in connection with this Agreement or the transactions contemplated hereby, and no investigation by any governmental agency shall be pending or threatened which might result in any such litigation or other proceeding.

              (d) Company Officers' Certificate. WEDGE shall have received a certificate, dated the Closing Date, of the president, executive vice president and financial officers of the Company (the "Officers' Certificate") to the effect that the representations and warranties relating to the Company or its business, financial condition, properties or assets are true in all material respects at and as of the Closing Date or, to the extent such representations and warranties are made at and as of a specific date, such representations and warranties were true in all material respects, and as of such date.

              (e) No Material Adverse Effect. No Material Adverse Effect in the results of operations, financial condition or business of the Company taken as a whole shall have occurred, and the Company shall not have suffered any material loss or damages to any of its properties or assets which change, loss or damage materially affects or impairs the ability of the Company to conduct its respective businesses. For purposes of this Agreement, the term "Material Adverse Effect" shall mean an event, circumstance, loss, development or effect (individually or in the aggregate) when considered in light of the total operations of the Company, would prohibit the Company from engaging in any material aspect of its business or result in a material adverse change in the business, operations, properties, prospects or assets of the Company, or if measured monetarily, would exceed $100,000.

              (f) Consents and Other Approvals. WEDGE shall have received all consents and other approvals which are necessary or required, if any, to consummate this Agreement.

              (g) Release of Line of Credit. The Company shall cause to be released and returned that certain Letter of Credit issued by Credit Suisse in favor of Frost National Bank in the original amount of $6,000,000.

    1.6 Deliveries. WEDGE shall have received (a) Debenture certificates, and (b) any other documents which WEDGE may reasonably request to consummate this Agreement and the transactions contemplated hereby.


                            ARTICLE VI
      NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES

Nature of Statements. All statements contained in any Exhibit or schedule hereto, including the Debenture, or in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties by the Company.

    1.7 Survival of Representations and Warranties. All covenants, agreements, representations and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing. Generally, all covenants, representations and warranties shall remain effective for a period of 24 months from the date of closing. The representations and warranties of the Company with respect to litigation, ERISA and environmental matters shall remain effective for a period of 48 months from the Closing Date. The representations and warranties of the Company with respect to taxes and title to Stock shall survive for the applicable limitations period established by law. Notwithstanding the foregoing, any bona fide claim which shall have been asserted during any such survival period and the obligation to indemnify for such claim shall continue in effect until such time as such claim shall have been resolve or settled.

    1.8 Indemnity by the Company. The Company shall indemnify and hold harmless WEDGE and the officers, directors, managers, agents, affiliates and representatives of WEDGE or any of them (the "WEDGE Indemnitees") from and against, and shall reimburse the WEDGE Indemnitees from any loss, liability, damage or expense, including reasonable attorneys' fees and costs of investigation incurred as a result thereof, that the WEDGE Indemnitees shall incur or suffer (collectively, the "WEDGE Recoverable Losses"), arising out of or resulting from (a) any misrepresentation by the Company, or (b) breach by the Company of any (i) representation or warranty contained in Article III hereof,
(ii) agreement or covenant under or pursuant to this Agreement, including the Registration Rights Agreement, or (iii) document, certificate, schedule or instrument delivered by or on behalf of the Company pursuant hereto.

    1.9 Indemnity by WEDGE. WEDGE shall indemnify and hold harmless the Company and the officers, directors, agents, affiliates and representatives of the Company or any of them (the "Company Indemnitees") from and against, and shall reimburse the Company Indemnitees for any loss, liability, damage or expense, including reasonable attorneys' fees and cost of investigation incurred as a result thereof, that the Company Indemnitees shall incur or suffer (collectively, the "Company's Recoverable Losses") resulting from (a) any misrepresentation by WEDGE, or (b) breach by WEDGE of any (i) representation or warranty contained in Article III hereof, (ii) agreement or covenant under or pursuant to this Agreement, or (iii) document, certificate, schedule or instrument delivered by or on behalf of WEDGE in connection herewith.

    1.10 Limitation of Liability. Notwithstanding any liability which the Company or WEDGE may incur in Sections 6.3 and 6.4, respectively, above, the Company shall not be obligated for a WEDGE's Recoverable Loss, and WEDGE shall not be obligated for a Company's Recoverable Loss, unless and until such loss, individually, or in the aggregate, shall have exceed $100,000, in which case such liability shall be for all amounts in excess thereof.



                           ARTICLE VII
                      AFFIRMATIVE COVENANTS

    Inspection of Property, Books and Records. The Company shall (a) keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles shall be made of all dealings and transactions in relation to its business activity, (b) permit representatives of WEDGE to visit and inspect any of its properties and to examine and make abstracts from any of its books and records at their customary location during normal business hours or at such other times as WEDGE may reasonably request, and as often as may be reasonably desired for use by WEDGE, and to discuss the business, operations, properties and financial and other condition of the Company with the Company's officers and employees. Additionally, the Company will adhere to the requirements of Section 3.01 of the Debenture by providing all financial and business information and statements required therein within the time frames provided.

                           ARTICLE VIII
                        NEGATIVE COVENANTS

    Reorganization, Stock Dividends, Reclassification, Subdivision or Stock Issuances. The Company will not (a) enter into a reorganization, consolidation, merger, lease or sale with another entity in connection with the sale, transfer or conveyance of its Common Stock or assets, (b) subdivide or reclassify the outstanding Common Stock into a greater or lesser number of shares, or (c) issue any additional shares of its capital stock, unless it shall have given WEDGE at least fifteen (15) days' advance written notice.

                            ARTICLE IX
                             DEFAULT

    1.11 Event of Default. As used in this Agreement, the term "Event of Default" shall mean any of the following:

          (a) any default of any kind or nature under Section 8.01 of the Debenture;

              (b)  any breach of any representation or warranty contained in
Article III herein in any material respect as of the date of issuance or making thereof; or

              (c) any default in the observance of any affirmative covenant set forth in Article VI herein which is not remedied within 30 days after written notice thereof to the Company by WEDGE.

    1.12 Default Remedies. Upon the occurrence of an Event of Default, WEDGE shall be entitled to enforce all rights and remedies provided in Section 8.02 of the Debenture, in addition to all other rights and remedies it may be entitled to at equity or under law.
                            ARTICLE X
                          MISCELLANEOUS

    1.13 Conflict of Agreement. The parties agree that in the event that any of the terms or conditions of this Agreement shall conflict with the terms or conditions of the Debenture, the Debenture shall govern.

    1.14 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which together shall constitute one agreement.
    1.15 Amendments. This Agreement may be amended, modified or terminated only by a written instrument signed by the parties hereto.

    1.16 Governing Law. This Agreement shall in all respects be governed by and shall be construed in accordance with the laws of the State of Texas.

    1.17 Severability. If any provision or part thereof of this Agreement is found to be prohibited, unenforceable or invalid under the laws of any jurisdiction, the provision or part thereof shall be ineffective only to the extent of such prohibition, unenforceability or invalidity under the applicable law without effecting the enforceability or validity of such provision in any other jurisdiction and without invalidating the remainder of such provision or other provisions in this Agreement.

    1.18 Injunctive Relief. The Company acknowledges that a breach of any of the provisions hereof would cause irreparable harm to WEDGE and agrees that in the event of any such threatened breach WEDGE shall be entitled to injunctive relief and that it shall not be required to post any bond in excess of $1,000.

    1.19 Term. Defined terms not defined herein shall have the meaning ascribed thereto in the Debenture.

    1.20 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed, first-class postage prepaid, by certified mail, return receipt requested.

          If to WEDGE:

               WEDGE Energy Services, L.L.C.
               1415 Louisiana
               Suite 3000
               Houston, Texas 77002
               Attention: President



               with a copy to:

               WEDGE Energy Services, L.L.C.
               1415 Louisiana
               Suite 3000
               Houston, Texas 77002
               Attention: General Counsel

               with a copy to:

               Darryl M. Burman, Esq.
               DiCecco, Fant & Burman
               1900 West Loop South
               Suite 1100
               Houston, Texas 77027

          If to the Company:

               Pioneer Drilling Company
               9310 Broadway, Building I
               San Antonio, Texas 78217

               with a copy to:

               John D. Fisch
               Matthews and Branscomb, PC
               112 East Pecan Street
               Suite 1100
               San Antonio, Texas 78205

    1.21 Headings. The headings of the sections of this Agreement have been inserted for convenience or reference only and shall in no way restrict or otherwise modify any of the terms or provisions hereof.

     1.22      Arbitration.

Negotiation Period. Any dispute, controversy or claim arising out of or relating to this Agreement, or any alleged breach hereof, will be subject to binding arbitration in accordance with this Section 10.10. If such a dispute, controversy or claim exists, the parties shall attempt for a 30-day period (the "Negotiation Period") from the date any party gives any one or more of the other parties notice (a "Dispute Notice") pursuant to this Section, to negotiate in good faith, a resolution of the dispute. The Dispute Notice shall set forth with specificity the basis of the dispute. During the Negotiation Period, representatives of each party involved in the dispute who have authority to settle the dispute shall meet at mutually convenient times and places and use their best efforts to resolve the dispute.

Commencement of Arbitration. If a resolution is not reached by the parties prior to the end of the Negotiation Period, either party may provide a written request to the American Arbitration Association within ten (10) days from the end of such period requesting the selection of three (3) arbitrators (the "Panel") to arbitrate the parties' respective rights and obligations with respect to the matters set forth in the Dispute Notice. Each arbitrator on the Panel shall be experienced in the arbitration of complex commercial disputes.

Discovery. Each party to an arbitration shall be entitled to such discovery as the Panel shall determine is appropriate.

Expenses of Arbitration. The expenses of the Panel shall be paid by the party that does not substantially prevail on the merits in the arbitration (as determined by the award of the Panel).

Location of Arbitration.  The arbitration shall take place in Houston, Texas.

AAA Rules. Except as expressly provided in this Section 10.10, the Arbitration shall be conducted in accordance with the Commercial Rules of the American Arbitration Association as then in effect.

Attorneys' Fees and Expenses. The party that substantially prevails on the merits of the arbitration (as defined by the Panel) shall be entitled to reasonable attorneys' fees, costs, expenses, and necessary disbursements in addition to any other relief to which such party may be entitled.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first set forth above.


PIONEER DRILLING COMPANY                     WEDGE ENERGY SERVICES, L.L.C.



By:  /s/ Michael E. Little                   By:   /s/ Bill White

Name:  Michael E. Little                     Name:  William H. White

Title: CEO                                   Title: President





                           EXHIBIT "A"



                       DEBENTURE AGREEMENT

6.75% Convertible Subordinated Debenture, Series A Due October 9, 2006
             Original Principal Amount $18,000,000


     THIS DEBENTURE AGREEMENT (the "Agreement") is made and entered into on this 9th day of October, 2001, by and between WEDGE Energy Services, L.L.C., a Delaware limited liability company ("Holder") and Pioneer Drilling Company, a Texas corporation (the "Company").


                        R E C I T A L S

     WHEREAS the Company is issuing this 6.75% Convertible Subordinated Debenture, Series A due October 9, 2006 in the original principal amount of $18,000,000 (the "Debenture" or the "Note") pursuant to the payment of $18,000,000 cash by Holder to the Company and as set forth in that certain Debenture Purchase Agreement of even date herewith (the "Purchase Agreement").

     WHEREAS the Company is now issuing to the Holder and the Holder is receiving such Debenture from the Company; and

     WHEREAS the parties hereto wish to set forth the terms and conditions of such Debenture;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements hereinafter set forth, the parties hereto agree as follows:


                           ARTICLE I

                          DEFINITIONS

     In addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings set forth below:

     Section 1.01.  Closing Date.  The term Closing Date shall mean October
9, 2002.

     Section 1.02. Common Stock. The term "Common Stock" shall mean the Common Stock, par value $.10 per share, of the Company.

     Section 1.03. Conversion Price. The conversion price per share of Common Stock into which the Debenture is convertible, which price is $4.00 per share, as such conversion price may be adjusted and readjusted from time to time in accordance with the terms of Section 7.05 hereof.

     Section 1.04. Debenture. The term "Debenture" shall mean the Debenture issued by the Company and concurrently herewith being acquired by the Holder, in the form set forth on Exhibit 1.04 attached hereto, as originally executed or as may from time to time be supplemented or amended pursuant to its provisions or the provisions hereof. If the Holder purchases or otherwise becomes the owner of more than one Debenture, the term "Debentures" shall include all of the Debentures owned by the Holder taken as a whole. The term "Debentures" shall mean all of the Debentures issued by the Company and governed by this Agreement and other Debenture Agreements of like tenor.

     Section 1.05. Event of Default. The term "Event of Default" shall mean an Event of Default as defined in Section 8.01 hereof.

     Section 1.06. Indebtedness. The term "Indebtedness" shall mean (a) indebtedness for money borrowed and deferred payment obligations representing the unpaid purchase price of property or stock, other than normal trade credits, which would be included in determining total liabilities shown on the liability side of a consolidated balance sheet of the Company and its Subsidiaries; (b) guarantees and endorsements of obligations of others, directly or indirectly, including obligations under industrial revenue and pollution control bonds, and all other repurchase agreements and indebtedness in effect guaranteed through an agreement, contingent or otherwise, to purchase such indebtedness, or to purchase or sell property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of the indebtedness or to assure the owner of the indebtedness against loss, or to supply funds to or in any manner invest in the debtor, or otherwise (but excluding guarantees and endorsements of notes, bills and checks made in the ordinary course of business); (c) indebtedness secured by any mortgage, lien, pledge, conditional sale agreement, title retention agreement, or other security interest or encumbrance upon property owned by the Company, or its Subsidiaries, even though such indebtedness has not been assumed; and (d) amounts due under capitalized leases as reflected on the balance sheet.

     Section 1.07. Interest Rate. The term "Interest Rate" shall mean an interest rate payable on the Debentures of 6.75% per annum and as set forth on the face of the Debenture.

     Section 1.08. Issuance Date. The term "Issuance Date" shall mean the date of issuance of the Debenture of October 9, 2001, as set forth on the face of the Debenture.

     Section 1.09. Material Adverse Effect. For purposes of this Debenture the term "Material Adverse Effect" shall mean an event, circumstance, loss, development or effect (individually or in the aggregate) when considered in light of the total operations of the Company, which would prohibit the Company from engaging in any material aspect of its business or result in a material adverse change in the business, operations, properties, prospects or assets of the Company, or if measured monetarily, would exceed $100,000.

     Section 1.10. Maturity Date. The term "Maturity Date" shall mean October 9, 2006.


     Section 1.11. Person. The term "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

     Section 1.12. Stock. The term "Stock" shall mean those shares of Common Stock received by Holder upon conversion as provided in Section 7.

     Section 1.13. Superior Indebtedness. The term "Superior Indebtedness" shall mean the indebtedness owed by an indirect subsidiary of the Company to the Frost National Bank and American Bank as described in the subordination agreements of even date herewith between Holder and each Bank.

     Section 1.14. Subsidiary. The term "Subsidiary" shall mean any corporation of which more than 80% (by number of votes) of the voting stock is owned by the Company or another Subsidiary.

                          ARTICLE II

                         THE DEBENTURE

     Section 2.01. Debenture. This Debenture is in the principal amount of $18,000,000 and is being issued by the Company to the Holder pursuant to the payment of Eighteen Million Dollars ($18,000,000) cash by Holder to the Company. The Holder hereby agrees to receive such Debenture from the Company pursuant to the terms of this Agreement, and the Company hereby agrees to issue, convey, transfer, and assign to the Holder, the Debenture free and clear of all liens, options, claims, and encumbrances of any kind or character whatsoever, except for applicable transfer restrictions required by federal and state securities laws. The Debenture may have such notations or legends as are required by applicable law. The Debenture shall be executed on behalf of the Company by its president or any vice president and attested to by its secretary or any
assistant secretary.   The Debenture shall recite upon its face the principal
amount of indebtedness evidenced by the Debenture, the rate at which interest is payable on the Debenture, and the terms of repayment.

     Section 2.02. Acquisition Price. If the Debenture is being received from the Company upon issuance, the acquisition price for the Debenture shall be the aggregate principal amount thereof. No original issue discount is contemplated by the issuance of these Debentures.

     Section 2.03.  [Intentionally Omitted]

     Section 2.04. Registration. The Debentures shall be registered in the Debenture records of the Company as follows: The Company shall maintain a register of the issuance of the Debentures by recording the issuance date, the face amount, and the name and address of the initial holder and, upon transfer in accordance with Article X of this Agreement, each transferee of each of the Debentures upon the books of the Company. The Company shall be entitled to recognize the person registered in the register as the exclusive owner of a Debenture for the purposes of payment of principal and interest thereon, and the Company shall not be bound to recognize any equitable or other claim to or interest in such Debenture on the part of any other person, whether or not the Company has express notice thereof, except as otherwise provided by applicable law.

     Section 2.05. Interest on Debenture. Interest shall be payable on the outstanding principal amount of the Debenture at the Interest Rate. Interest on the Debenture shall be calculated on the basis of a 360-day year of twelve 30-day months. Interest shall be calculated and paid through the last such date prior to the Maturity Date or conversion.

     Section 2.06. Lost or Stolen Certificates. In the event the certificate representing the Debenture is destroyed, misplaced, or stolen, the Holder shall promptly notify the Company of such loss. In its discretion, the Company may, as a condition precedent to reissuing a new Debenture certificate, require the Holder to do one or more of the following things:

          (a) Deliver a notice to the Company in the form prescribed by the Company requesting the Company to stop transfer of such lost Debenture certificate;

          (b) Execute and deliver to the Company an affidavit of the facts covering the loss of the Debenture certificate; and

          (c) Execute and file any form required by any state or federal regulatory authority in connection with the loss of the Debenture certificate.

After the Holder has complied with such requirements as the Company deems necessary and appropriate, the Company shall cancel the lost certificate in its register and shall issue a new Debenture certificate to the Holder with terms and provisions identical to those contained in the lost certificate.

     Section 2.07. Governmental Charges. For any transfer of a Debenture or exchange of a Debenture for Debentures of another denomination, the Company may require from the Holder the payment of a sum sufficient to reimburse it for any stamp tax or other governmental charge incidental thereto.

     Section 2.08. Prepayment of Debenture. The Company shall not be entitled to prepay any of the outstanding amount of this Debenture.

                          ARTICLE III

          FINANCIAL STATEMENTS AND OTHER INFORMATION.

     Section 3.01. Financial and Business Information. The Company agrees to furnish to the Holder so long as the Holder or its nominee are the holder of any Debenture and to each other holder of the then outstanding Debentures:

               (a) Quarterly Statements. Within 45 days after the end of each quarterly fiscal period (except the last) in each fiscal year of the Company, duplicate copies of:

                    (1) consolidated balance sheets of the Company as of the close of such period,

                    (2) consolidated statements of income and retained earnings of the Company for such quarterly fiscal period and for the portion of the fiscal year ending with such period, and

                    (3) consolidated statements of cash flows of the Company for the portion of the fiscal year ending with such period.

in each case (except (a)(1) above) setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail and certified as having been prepared in accordance with generally accepted accounting principles, but subject to changes resulting from year-end adjustments, by an authorized financial officer of the Company.

               (b) Annual Statements. As soon as available and in any event within 90 days after the close of each fiscal year of the Company, duplicate copies of:

                    (1) audited consolidated balance sheets of the Company as of the close of such fiscal year, and

                    (2) audited consolidated statements of income and retained earnings and changes in financial position of the Company for such fiscal year.

In each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and accompanied, in the case of audited statements, by an opinion thereon of a firm of independent public accountants of recognized national standing selected by the Company to the effect that the audited financial statements have been prepared in accordance with generally accepted accounting principals consistently applied (except for changes in which such accountants concur) and that the audit by such accountants in connection with financial statements has been made in accordance with generally accepted auditing standards.

     The financial statements delivered pursuant to paragraphs (a) and (b) above shall set forth the amounts charged in each of the periods involved for depreciation and amortization, and for interest expense.

               (c) Audit Reports. Promptly upon receipt thereof, one copy of each interim or special audit made by independent accountants of the books of the Company.

               (d) SEC and Other Reports. Promptly upon their becoming available, one copy of each financial statement, report, notice or proxy statement sent by the Company to stockholders generally, of each Form 8-K, 10-KSB, and 10-QSB, or any successor forms, and any registration statement or prospectus filed by the Company with any securities exchange or with the Securities Exchange Commission, and of all press releases and other statements made available generally by the Company to the public concerning material developments in the business of the Company.

               (e) Together with each set of quarterly statements and annual statements pursuant to paragraphs (a) and (b) above, a certificate of an executive officer of the Company that such financial statements are true and correct and that the Company is not then in default under the terms of this Debenture.

                           ARTICLE IV

              REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    The Company hereby represents and warrants to Holder as follows:

     Section 4.01. Organization and Existence. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Texas and has all requisite corporate power to carry on its business as now conducted and is qualified to do business in those jurisdictions where such registration is required; neither its lease of property nor the conduct of its business requires such qualification under the laws of any other jurisdiction, except where the failure to do so would not have a Material Adverse Effect on the financial condition or results of operations of the Company. The Company has delivered to the Holder complete and correct copies of the Articles of Incorporation and Bylaws of the Company as in effect on the date hereof.

     Section 4.02. Capitalization: Ownership of Stock: Authorization. The Company has 100,000,000 authorized shares of its common stock $0.10 par value (the "Common Stock") and 10,000,000 authorized shares of its preferred stock, issuable in series (the "Preferred Stock"). As of September 30, 2001, the Company had (a) 15,913,959 issued and outstanding shares of Common Stock; (b) zero (0) shares of issued and outstanding Preferred Stock; and (c) no treasury shares. As of September 30, 2001, the Company had granted stock options which, if all were exercised, would equal 2,023,500 shares of Common Stock. Other than the registration rights granted to Holder in accordance with the transactions contemplated hereby, the Company has only incidental registration rights to two (2) of its officers and directors, Wm. Stacy Locke and Michael E. Little, and no other individual or entity has any registration rights of any kind or nature (other than rights under Form S-8), including incidental or demand registration rights. Other than items referred to herein, there are no other options, warrants, rights, conversion rights, phantom rights, preemptive rights or any other rights by any party to receive equity of the Company. Upon issuance of the Common Stock into which the Debenture may be converted (the "Stock") to Holder, Holder will be the record and beneficial owner of the Stock and the Stock will be duly authorized, validly issued and outstanding, fully paid and nonassessable and would have been issued in accordance with appropriate federal and state securities law. By virtue of the conversion rights included in the Debenture, Holder shall receive good and valid title to the Stock, free and clear of all liens, encumbrances, pledges, options, claims, assessments and adverse charges. If the Stock were issued on the Closing Date, Holder's ownership would constitute approximately 57.5% of the Company's issued and outstanding shares of Common Stock. As a result of the issuance of the Stock, the Company will not become obligated to issue any additional shares of capital stock
(preferred or common) to any officer, director, shareholder or other party.

     The execution, delivery and performance of this Agreement will not result in a violation or breach of any term or provision of or constitute a default or accelerate the performance required under the Articles of Incorporation or Bylaws of the Company or any indenture, mortgage, deed of trust or other contract or agreement to which the Company is a party or by which its assets are bound, or violate any order, writ, injunction or decree of any court, administrative agency or governmental body.

     Section 4.03. Enforceability. The Company has full right, power, legal capacity and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby and thereby, and this Agreement is valid and constitutes legally binding obligations enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights, by the availability of injunctive relief or specific performance and by general principles of equity.

     Section 4.04. Securities and Exchange Commission. The Company has filed all forms, reports and documents required to be filed by the Securities and Exchange Commission, National Association of Securities Dealers, Inc.
and the American Stock Exchange and the state of Texas in order to comply with all applicable laws, rules and regulations of the Securities Act of 1933, as amended (the "Act"), the Securities and Exchange Act of 1934, as amended, and the securities laws of the state of Texas. Notwithstanding the foregoing, Seller has delivered to Holder a copy of that certain "no action" letter dated August 25, 1999 from the Securities and Exchange Commission regarding Seller's failure to comply with Regulation S-X of the Act in connection with its acquisition of assets of Howell Drilling, Inc.

     Section 4.05. Litigation; Contingencies. Except as described in the Reports and in the Opinion of Counsel to be delivered by Matthews & Branscomb, P.C., attorneys for the Company, as required by the Debenture Purchase Agreement of even date herewith between the Company and Holder, there is no action, suit or proceeding pending or, to the knowledge of the Company, threatened against the Company before any court, agency or arbitrator which might result in any Material Adverse Effect in the business, properties or condition (financial or otherwise) of the Company or which question the validity of any action taken or to be taken pursuant to on in connection with this Agreement, or the Stock.

     Section 4.06. No Subsidiaries. Other than subsidiaries that have no assets, liabilities or operations, the Company has no subsidiaries or any interests in other corporations, partnerships or joint ventures except as follows: The Company owns 100% of PDC Investment Corp., a Delaware corporation. PDC Investment Corp. is the sole limited partner with a 99% partnership interest in Pioneer Drilling Services, Ltd., a Texas limited partnership. The Company owns 100% of PDC Mgmt. Co., a Texas corporation. PDC Mgmt. Co. is the sole general partner of Pioneer Drilling Services, Ltd. and holds a 1% partnership interest in such limited partnership. Pioneer Drilling Services, Ltd., holds substantially all of the operating assets of the consolidated group consisting of the Company, PDC Investment Corp., Pioneer Drilling Services, Ltd., and PDC Mgmt. Co.

     Section 4.07.  Title to Assets (Personal Property).

     (a) The Company is the owner of, and has marketable title to, all of its assets, free and clear of all liens except those noted in the Company's June 30, 2001 financial statements and except for those assets leased under leases specifically noted in the Company's June 30, 2001 financial statements. The assets referred to in the preceding sentence include, without limitation, all assets, properties and rights of the Company shown or reflected on the June 30, 2001 Balance Sheet or acquired by the Company since June 30, 2001, except only for (i) cash expended and (ii) inventories and other assets used or sold and receivables collected in the ordinary course of business since June 30, 2001. The Company has maintained all tangible assets material to the business in good repair, working order and operating condition, subject only to ordinary wear and tear, and all such tangible assets are suitable for the purposes for which they are presently being used.

     (b)  With respect to each lease of real or personal property of the
Company: (i) the lease is valid and binding on the Company and in full force and effect, (ii) no rental payment is in default, (iii) the Company is in peaceable possession of the real property or personal property which is subject thereto, and (iv) the Company is not in default of any material provision thereof, and to the best knowledge of the Company, no event has occurred that with the giving of notice, the passage of time or both, would become a material default under any such lease.

     (c) The Company has all easements, rights-of-way and similar authorizations required for the use of the real property leased by the Company and in the conduct of the business as heretofore conducted, excluding immaterial easements (the "Easements"). To the best knowledge of the Company, no party thereto is in default of any material provision of any easement or any material covenant, restriction or other agreement encumbering any of the real property, and to the best knowledge of the Company, no event that with the giving of notice, the passage of time or both would become a material default, has occurred under any easement or any material covenant, restriction or other agreement encumbering any of the real property. Neither the whole nor any portion of any real property occupied by the Company has been condemned or otherwise taken by any public authority, and the Company has received no written notice that any such condemnation or taking is threatened or contemplated.

     (d) (i) Neither the properties owned or occupied by the Company nor the occupancy or operation thereof is in material violation of any law or any building, zoning or other ordinance, code or regulation; (ii) no notice from any governmental body has been served upon the Company or upon any property owned or occupied by the Company claiming any material violation of any such law, ordinance, code or regulation or requiring, or calling to the attention of the Company the need for, any work, repair, construction, alterations or installation on or in connection with any such properties which has not been complied with; and (iii) there is no material encroachment of the improvements located on the real property owned or occupied by the Company upon any adjoining property, or of improvements located on any adjoining property upon any property owned or occupied by the Company.

     Section 4.08. Consents. Except for the listing of the Stock with the American Stock Exchange, the Company is not required to obtain any consent from or approval of any court, governmental entity or any other person in connection with the execution, delivery or performance by it of this Agreement or the transactions contemplated hereby. The consummation of the transactions contemplated by this Agreement will not require the approval of any entity or person in order to prevent the termination of any material right, privilege, license or agreement of the Company.

     Section 4.09. Proprietary Rights. All patents (pending or issued), copyrights, trademarks, state, federal and foreign registrations and applications and trade secrets of the Company are valid and in full force and effect and are not subject to any taxes, maintenance fees, or extension, renewal or continuation actions by the Company falling due within 90 days after the date hereof. There have not been any claims, actions or judicial or other adversary proceedings involving the Company concerning any of the Proprietary Rights and, no such action or proceeding is threatened. The Company has the right and authority to use each item of the rights and property referenced above in connection with the conduct of its business including all patents, trademarks, computer hardware and software licenses; such use has not and will not conflict with, infringe upon, or violate any patent or other proprietary right of any other person, and the Company has not infringed and is not now infringing any proprietary right belonging to any other person. There are no outstanding nor to the best of the Company's knowledge, threatened claims for breach, termination or penalty payment with respect to any licenses or similar agreements. The Company has no patents issued, pending or filed.

     4.10. Disclosure. The Company represents and warrants that no representation or warranty by the Company in this Agreement or in any of the Exhibits or Schedules hereto, or certificate furnished to the Holder by or on behalf of the Company in connection with the transactions contemplated hereby, contains or will contain any materially untrue statement of a material fact; and further, no Schedule omits or will omit any material item required to be included in such Schedule. Any indemnification by the Company hereunder for a breach of its representation and warranty in this Section 4.10 shall be made in the manner applicable pursuant to Section 9 hereof to such representation and warranty or to the provision of this Agreement to which such Exhibit, Schedule or certificate relates.

     4.11. Financial Statements. The Company has made available to the Holder its Annual Report on Form 10K for the period ended March 31, 2001 and its Quarterly Report on Form 10Q for the period ended June 30, 2001, a report of Form 8K dated March 30, 2001 and filed April 16, 2001, a report of Form 8K dated May 18, 2001 and filed May 29, 2001, and a report on Form 8K/A filed June 15, 2001, and its unaudited interim financial statements dated
July 31, 2001 and August 31, 2001 (the "Reports"). "Financial Statements" shall mean the unaudited balance sheet and statements of operations, changes in equity and cash flows for the Company as of and for the fiscal period ended August 31, 2001. Prior to Closing, the Company shall also deliver to the Holder each monthly financial statement that is produced by the Company during calendar year 2001 in its ordinary course of business and such monthly financial statements shall be included in this definition of Financial Statements. The Financial Statements have been prepared in conformity with generally accepted accounting principles applied on a basis consistent with prior periods. All of the Financial Statements present fairly the financial position and the results of operations of the Company on the dates and for the periods shown therein, and to the best knowledge of the Company, there has been no Material Adverse Effect in the financial condition of the Company since August 31, 2001.

     Except as disclosed in the Reports or the Financial Statements and in the Opinion of Counsel for the Company referred to in Section 4.05, hereof, the Company has no debt, liability or obligation, contingent or otherwise, which would have a Material Adverse Effect on the business or the assets of the Company.

     Section 4.12. Compliance with Laws; OSHA. To the best of the knowledge of the Company, the Company is in compliance with all applicable laws, ordinances, statutes, rules, regulations and orders promulgated by any court or federal, state or local governmental body or agency relating to its assets and business the failure to comply with which would cause a Material Adverse Effect. The Company has not received any notice, citation, claim, assessment or proposed assessment as to or alleging any violation of any Federal, state or local Occupational Safety and Health laws and no violations which materially, presently exist.

     Section 4.13. Labor Matters. There is no labor strike or labor disturbance pending, or to the knowledge of the Company threatened, against the Company nor is any arbitration concerning an employee grievance currently pending against the Company. The Company has experienced no work stoppage or other material labor disturbance within the past three years. The Company is not a party to any collective bargaining agreement with respect to its employees and, to the knowledge of the Company, there are no current attempts to organize its employees.

     Section 4.14. ERISA. The Company has no pension, retirement, savings, deferred compensation, and profit-sharing plan and each stock option, stock appreciation, stock purchase, performance share, bonus or other incentive plan, severance plan, health, group insurance or other welfare plan, or other similar plan and any "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA"), under which the Company has any current or future obligation or liability or under which any employee or former employee (or beneficiary of any employee or former employee) of the Company has or may have any current or future right to benefits on account of employment with the Company (the term "plan" shall include any contract, agreement, policy or understanding, each such plan being hereinafter referred to individually as a "Plan").

     Section 4.15. Environmental Matters. The Company has obtained all Environmental Permits that are required with respect to its business, operations and properties, either owned or leased, and (ii) the Company and its properties are in compliance with all terms and conditions of all applicable Requirements of Environmental Law and Environmental Permits, the failure to comply with which would cause a Material Adverse Affect. There are no Environmental Claims pending, or, to the knowledge of the Company, threatened, against the Company. The Company has not received any notice from any governmental authority of any violation or liability arising under any Requirements of Environmental Law or Environmental Permit in connection with the assets, the businesses or operations of the Company.

               "Environmental Claim" means any third party (including governmental agencies and employees) action, lawsuit, claim or proceeding (including claims or proceedings under the Occupational Safety and Health
Act or similar laws relating to safety of employees) which seeks to impose liability for (i) pollution or contamination of the air, surface water, ground water or land; (ii) solid, gaseous or liquid waste generation, handling, treatment, storage, disposal or transportation; (iii) exposure to hazardous or toxic substances; (iv) the safety or health of employees or (v) the transportation, processing, distribution in Commerce, use, or storage of hydrocarbons or chemical substances. An Environmental Claim includes, but is not limited to, a common law action, as well as a proceeding to issue, modify or terminate an Environmental Permit.

               "Environmental Permit" means any permit, license, approval or other authorization under any applicable law, regulation and other requirement of the United States or foreign country or of any state, municipality or other subdivision thereof relating to pollution or protection of health or the environment, including laws, regulations or other requirements relating to emissions, discharges, releases or threatened releases of Pollutants, contaminants or hazardous substances or toxic materials or wastes into ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, or handling of hydrocarbons or chemical substances, pollutants, contaminants or hazardous or toxic materials or wastes.

               "Requirements of Environmental Law" means all requirements in effect on the Closing Date imposed by any law, rule, regulation, or order of any federal, foreign, state or local executive, legislative, judicial, regulatory or administrative agency, board or authority with jurisdiction over the Company or its properties or assets which relate to (i) pollution or protection of the air, surface water, ground water or land; (ii) solid, gaseous or liquid waste generation, treatment, storage, disposal or transportation; (iii) exposure to hazardous or toxic substances; (iv) the safety or health of employees or (v)regulation of the manufacture, processing, distribution in Commerce, use, or storage of chemical substances.

     4.16. Permits and Licenses. The Company has all material licenses, permits and other authorizations necessary for the conduct of its business as it is currently being conducted. To the best of the Company's knowledge, all of such Permits are adequate for the operation of the business of the Company as it is presently being conducted.

     4.17. Insurance. Holder has been provided with all insurance policies (together with all riders and amendments) relating to the assets or the business of the Company are sufficient to protect against any material claim for casualty or property damage. Such insurance policies are in full force and effect, all premiums due thereon have been paid or accrued on the books of the Company and will not terminate as of the Closing or the consummation of the transactions contemplated hereby. The Company has no reason to believe that such insurance policies will be terminated or subject to non-renewal.

     4.18. Taxes. The Company has filed all tax returns and reports required by law to be filed, or filed extensions for any period in which a tax return was due and has paid or accrued on the financial statements provided to the Holder all taxes, assessments and other governmental charges that are due and payable. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are considered adequate by the Company, and the Company knows of no assessment for additional taxes for any of such fiscal years or any basis therefor. All tax returns and reports are complete. No claim has ever been made to the Company's knowledge that the Company is subject to a tax in any jurisdiction in which the Company has not filed a return which remains unpaid as of the Closing Date. The Company has withheld and paid all taxes required to have been withheld or paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party. The Company has not since 1990 been the subject of an audit and the Company has not waived any statute of limitations or agreed to an extension of time with respect to a tax assessment or deficiency.

     Section 4.19. Absence of Certain Developments. Since June 30, 2001, there has been no change which would have a Material Adverse Effect, individually or in the aggregate, in the assets, liabilities, condition (financial or otherwise), operating results, business or prospects of the Company, except changes in the ordinary course of business. Except for cash dividends paid on its Preferred Stock, the Company has not, since the date of the Financial Statements, directly or indirectly, declared or paid any dividend or ordered or made any other distribution on account of any shares of any class of the capital stock of the Company. The Company has not, since such date, directly or indirectly redeemed, purchased or otherwise acquired any such shares or agreed to do so or set aside any sum or property for any such purpose. Additionally, except for the conversion of the Company's Series B Convertible Preferred Stock (184,615 shares of preferred stock converted into 1,119,038 shares of Common Stock) and the issuance of common stock incident to the exercise of employee options there have been no other sales of securities of any kind or nature by the Company.

     Section 4.20. Underground Storage Tanks. There are no underground storage tanks on any of the Company's owned or leased real property.

                            ARTICLE V

                    REPRESENTATIONS AND WARRANTIES OF HOLDER

     The Holder hereby represents and warrants to Company:

     Section 5.01.  Power and Authority.   The Holder has all requisite power
and authority to enter into this Agreement and to acquire the Debenture. No provision of the Articles of Incorporation, Bylaws, or other governing instruments of the Holder would preclude any of the transactions contemplated by this Agreement.

     Section 5.02. Authorization. The execution of this Agreement and the consummation of the transactions contemplated herein have been duly approved by all necessary action, corporate and otherwise, of the Holder.

     Section 5.03. Investment Intent. The Holder is acquiring the Debenture solely for its own account and not with a view to, or for resale in connection with, any distribution or public offering thereof, within the meaning of any applicable securities laws and regulations.


                            ARTICLE VI

                          SUBORDINATION


     Section 6.01. Debentures Subordinated to Superior Indebtedness. Anything in this Agreement or the Debentures to the contrary notwithstanding, the indebtedness evidenced by the Debentures (such indebtedness being hereinafter referred to as Subordinated Indebtedness) shall be subordinate and junior in right of payment, to (but only to) all Superior Indebtedness (as defined herein) of the Company.

     Section 6.02. Payments on Subordinated Indebtedness. The Company shall pay simple interest only on a semi-annual basis for a period of five years, with the full amount of principal and any unpaid interest being due and payable on the date five years from the date of this Debenture. However, any amount of principal or interest paid by the Company to the Holder after an event of default under any of the Superior Indebtedness, shall be held in trust for the benefit of the holders of such Superior Indebtedness which is in default.

     Section 6.03. Insolvency, etc. In the event of (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition, or other similar proceeding relating to the Company or its property, (b) any proceeding for the liquidation, dissolution, or other winding-up of the Company, voluntary or involuntary, and whether or not involving insolvency or bankruptcy proceedings, (c) any assignment by the Company for the benefit of creditors, or (d) any distribution, division, marshaling, or application of any of the properties or assets of the Company or the proceeds thereof to creditors, voluntary or involuntary, and whether or not involving legal proceedings, then and in such event:

                    (i) all Superior Indebtedness shall first be paid in full (including all principal, premium, if any, and interest, including interest accruing after the commencement of any such proceeding) before any payment or distribution of any character, whether in cash, securities, or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment or similar plan, the payment of which is subordinated, at least to the extent provided in this Article VI with respect to Subordinated Indebtedness, to the payment of all Superior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan) is made in respect of any Subordinated Indebtedness;

                    (ii) all principal and premium, if any, and interest on the Subordinated Indebtedness shall forthwith become due and payable, and any payment or distribution of any character, whether in cash, securities, or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment or similar plan, the payment of which is subordinated, at least to the extent provided in this
Article VI with respect to Subordinated Indebtedness, to the payment of all Superior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan) which would otherwise (but for the terms hereof) be payable or deliverable in respect of any Subordinated Indebtedness, shall be paid or delivered directly to the holders of the Superior Indebtedness, until all Superior Indebtedness shall have been paid in full, the holders of the Subordinated Indebtedness at the time outstanding irrevocably authorize, empower, and direct all receivers, trustees, liquidators, conservators, fiscal agents, and others having authority in the premises to effect all such payments and deliveries;

                    (iii) each holder of the Subordinated Indebtedness at the time outstanding irrevocably authorizes and empowers each holder of the Superior Indebtedness or such holder's representative to demand, sue for, collect, and receive such holder's ratable share of all such payments and distributions and to receipt therefor, and to file and prove all claims therefor and take all such other action, in the name of such holder or otherwise, as such holder of the Superior Indebtedness or such holder's representative may determine to be necessary or appropriate for the enforcement of this Section 6.03; and

                    (iv) the holders of the Subordinated Indebtedness shall execute and deliver to each holder of the Superior Indebtedness or such holder's representative all such further instruments confirming the above authorization, and all such powers of attorney, proofs of claim, assignments of claim, and other instruments, and shall take all such other action as may be requested by such holder of the Superior Indebtedness or such holder's representative to enforce all claims upon or in respect of the Subordinated Indebtedness.

For all purposes of this Agreement, Superior Indebtedness shall not be deemed to have been paid in full unless the holders thereof shall have received cash equal to the amount of principal, premium, if any, and interest in respect of all Superior Indebtedness at the time outstanding, and in case there are two or more holders of the Superior Indebtedness any payment or distribution required to be paid or delivered to the holders of the Superior Indebtedness shall be paid or delivered to such holders ratably according to the respective aggregate amounts remaining unpaid on the Superior Indebtedness of such holders.

     Section 6.04. Payments and Distributions Received. If any payment or distribution of any character (whether in cash, securities, or other property) or any security shall be received by any holder of any of the Subordinated Indebtedness in contravention of any of the terms of this Article VI, and except as permitted by Section 6.03 or Section 6.06, such payment or distribution or security shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Superior Indebtedness for application to the payment of all Superior Indebtedness remaining unpaid, to the extent necessary to pay all such Superior Indebtedness in full. In the event of the failure of any holder of any of the Subordinated Indebtedness to endorse or assign any such payment, distribution or security, any holder of the Superior Indebtedness or such holder's representative is hereby irrevocably authorized to endorse or assign the same.

     Section 6.05. Subrogation. In the event that cash, securities, or other property otherwise payable and deliverable to the holders of the Subordinated Indebtedness shall have been applied pursuant to Section 6.03 or Section 6.04 to the payment of Superior Indebtedness in full, then and in each such case, the holders of the Subordinated Indebtedness shall be subrogated to any rights of any holders of Superior Indebtedness to receive further payments or distributions in respect of or applicable to the Superior Indebtedness.

     Section 6.06. Acceleration of Subordinated Indebtedness. In case any Subordinated Indebtedness is declared due and payable because of the occurrence of an Event of Default with respect to the Subordinated Indebtedness under circumstances when the terms of Section 6.03 are not applicable, the holders of such Subordinated Indebtedness shall not be entitled to receive payment or distribution in respect thereof until all Superior Indebtedness at the time outstanding shall have been paid in full.

     Section 6.07. Notice. In the event that any Subordinated Indebtedness shall become due and payable before its expressed maturity on demand of the holder thereof as the result of the occurrence of a default or event of default, the Company will give prompt notice in writing of such happening to each holder of Superior Indebtedness.

     Section 6.08.  Subordination Not Affected, etc.  The terms of this
Article VI, the subordination effected hereby, and the rights of the holders of the Superior Indebtedness shall not be affected by (a) any amendment of or addition or supplement to any Superior Indebtedness or any instrument or agreement relating thereto, (b) any exercise or non-exercise of any right, power, or remedy under or in respect of any Superior Indebtedness or any instrument or agreement relating thereto, or (c) any waiver, consent, release, indulgence, extension, renewal, modification, delay, or other action, inaction or omission, in respect of any Superior Indebtedness or any instrument or agreement relating thereto or any security therefor or guaranty thereof, whether or not any holder of any Subordinated Indebtedness shall have had notice or knowledge of any of the foregoing. In addition, in the event that any holder or prospective holder of Superior Indebtedness reasonably requires a modification or amendment of the terms of this Article VI with respect to the subordination of the Subordinated Indebtedness, the Holder agrees to execute any such modification or amendment to this Article VI with respect thereto.

     Section 6.09. Obligations Unimpaired. The holder of Superior Indebtedness shall not be prejudiced in the right to enforce subordination of the Subordinated Indebtedness by any act or failure to act on the part of the Company. The provisions of this Article VI are solely for the purpose of defining the relative rights of the holders of Superior Indebtedness on the one hand and the holders of Subordinated Indebtedness on the other hand, and nothing in this Article VI shall (a) impair as between the Company and the holder of any Subordinated Indebtedness the obligation of the Company, which is unconditional and absolute, to pay to the holder thereof the principal, premium, if any, and interest thereon in accordance with the terms thereof, or (b) prevent the holder of any Subordinated Indebtedness from exercising all remedies otherwise permitted by applicable law under this Agreement, subject to the rights, if any, under this Article VI of the holders of Superior Indebtedness.

     Section 6.10. Securities Subordinate to Debenture. All equity securities of the Company shall be subordinate and junior in right of payment as to dividends, and on liquidation, to the rights of the Debenture to payment of principal and interest and on liquidation.

                           ARTICLE VII

                    CONVERSION OF DEBENTURES

     Section 7.01.  Conversion Privilege.    At the election of  the Holder, the
unpaid principal amount of any Debenture shall be converted into shares of Common Stock at the conversion price per share of Common Stock of Four and No/100 Dollars ($4.00) (such conversion price, as so adjusted and readjusted and in effect at any time, being herein called the "Conversion Price"), into the number of fully paid and non-assessable shares of Common Stock determined by dividing (x) the aggregate principal amount of the Debentures to be so converted by (y) the Conversion Price in effect at the time of such conversion.

     Section 7.02.  Manner of Conversion; Partial Conversion, etc.

          (a) Any Debenture must be converted in whole by the holder thereof by surrender of such Debenture, accompanied by a written statement designating the principal amount of such Debenture to be converted and stating the name and address of the person in whose name certificates for shares of Common Stock are to be registered, at the office of the Company specified in or pursuant to
Section 14.01. The conversion shall be deemed to have been effected as of the close of business on the date on which such Debenture shall have been so surrendered to such office, and at such time the rights of the holder of such Debenture as such shall, to the extent of the principal amount thereof converted, cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record thereof.

          (b) The Company shall pay all cash interest on any Debenture surrendered for conversion to the date of such conversion.

     Section 7.03. Delivery of Stock Certificates. As promptly as practicable after the conversion of any Debenture in full, and in any event within 20 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will issue and deliver to the holder of such Debenture, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of full and fractional shares of Common Stock issuable upon such conversion.

     Section 7.04. Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares of Common Stock which may be issued upon conversion of the Debentures will, upon issuance, be fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issue thereof; and without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be requisite to assure that the par value (if any) per share of the Common Stock is at all times equal to or less than the then effective purchase price per share of the Common Stock issuable upon conversion of the Debentures. The Company further covenants and agrees that the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon the conversion of the Debentures, a sufficient number of shares of its Common
Stock to provide for the conversion of the Debentures.

     Section 7.05. Conversion Price Adjustments. The Conversion Price shall be subject to adjustment from time to time as follows:

          (a) Stock Dividends, Subdivisions, Reclassifications or Combinations. If the Company shall (i) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or
(iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Conversion Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any Debentures surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock which he would have owned or been entitled to receive had such Debentures been converted immediately prior to such date. Successive adjustments in the Conversion
Ratio shall be made whenever any event specified above shall occur.

          (b) Other Distributions. In case the Corporation shall fix a record date for the making of a distribution to all holders of shares of its Common Stock (i) of shares of any class other than its Common Stock or (ii) of evidences of indebtedness of the Corporation or any Subsidiary or (iii) of assets (excluding cash dividends or distributions, and dividends or distributions referred to in subparagraph 7.05(a) above), or (iv) of rights or warrants, in each such case of (i) through (iv) the Conversion
Price in effect immediately prior thereto shall be immediately thereafter proportionately adjusted for such distribution so that the holder of Debentures would be entitled to receive the fair market value (as determined by the Board of Directors, whose determination in good faith shall be conclusive) of what a Holder would have been entitled to receive had such Debentures been converted prior to such distribution. Such adjustment shall be made successively whenever such a record date is fixed. In the event that such distribution is not so made, the Conversion Price then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to distribute such shares, evidences of indebtedness, assets, rights or warrants, as the case may be, to the Conversion Price which would then be in effect if such record date had not been fixed.

          (c) Consolidation, Merger, Sale, Lease or Conveyance. In case of any consolidation with or merger of the Corporation with or into another corporation, or in case of any sale, lease or conveyance to another corporation of the assets of the Corporation as an entirety or substantially as an entirety, the Debentures shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the shares of Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such Debenture would have been entitled to upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holders of the Debentures shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the Debentures.

     Section 7.06. Statement Regarding Adjustments. Whenever the Conversion Price shall be adjusted as provided in Section 7.05, the Company shall forthwith file, at the principal office of the Company, a statement showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each holder of Debentures, at its address appearing on the Company's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section 7.07.

     Section 7.07. Notice to Holders. In the event the Company shall propose to take any action of the type described in Section 7.05, the Company shall give written notice to each holder of Debentures, in the manner set forth in Section 7.06, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place.
Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares which shall be deliverable upon conversion of Debentures. In the case of any action which would require the fixing of a record date, such written notice shall be given at least 15 days prior to the taking of such action. Failure to give such written notice, or any defect therein, shall not affect the legality or validity of any such action.

     Section 7.08. Costs. The Company shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of any Debentures; provided that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the Debentures, in respect of which shares are being issued.



                           ARTICLE VIII

                       DEFAULT AND REMEDIES

     Section 8.01. Event of Default. As used in this Agreement and the accompanying Debenture, the term "Event of Default" shall mean any one of the following:

          (a) a default in the payment of interest on any Debenture when due and such default shall continue for more than fifteen (15) days from such due date;

          (b) a default in the payment of the principal of Debentures at maturity or at any date fixed in any notice for prepayment;

          (c) the Company sells or otherwise disposes of all or substantially all of its assets to any Person;

          (d) a default in the observance or performance of any covenant or provision of this Agreement or of the Purchase Agreement which is not remedied within fifteen (15) days after written notice thereof to the Company by the holder of any Debenture;

          (e) any representation or warranty made by the Company herein or in the Purchase Agreement, or made by the Company in any written statement or certificate furnished by the Company in connection with the consummation of the issuance and delivery of the Debentures or furnished by the Company pursuant hereto, is untrue in any material respect as of the date of the issuance or making thereof;

          (f) final judgment or Judgments for the payment of money aggregating in excess of $250,000 is or are outstanding against the Company or any Subsidiary or against any of the property or assets of the Company or any Subsidiary and any one of such judgments has remained unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period of thirty (30) days from the date of its entry;

          (g) the Company or any Subsidiary becomes insolvent or bankrupt, is generally not paying its debts as they become due or makes an assignment for the benefit of creditors, or the Company or any Subsidiary causes or suffers an order for relief to be entered with respect to it under applicable Federal bankruptcy law or applies for or consents to the appointment of a custodian, trustee or receiver for the Company or any Subsidiary or for the major part of the property of the Company or any Subsidiary;

          (h) a custodian, trustee or receiver is appointed for the Company or any Subsidiary or for the major part of the property of the Company or any Subsidiary and is not discharged within sixty (60) days after such appointment;

          (i) bankruptcy, reorganization, arrangement or insolvency proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against the Company or any Subsidiary and, if instituted against the Company or any Subsidiary, are consented to or are not dismissed within sixty (60) days after such institution; or

          (j) any action or failure to act, honor or pay any obligation in which such action or the failure to act would constitute an event of default under any existing or hereafter created loan, credit or finance agreement; or any default of any obligation of the Company of any kind or nature which default shall have a Material Adverse Effect on the business, operations or assets of the Company.

     Section 8.02.  Default Remedies.

          (a) Upon the occurrence of an Event of Default, the Holder may, upon ten (10) days prior written notice to the Company, declare the Debenture to be, and the outstanding principal amount of the Debenture shall thereupon be and become, forthwith due and payable in cash, together with interest accrued thereon; and

          (b) If an Event of Default occurs, the Holder may proceed to protect and enforce its rights by a suit in equity, action at law, or other appropriate proceeding, whether for the specific performance of any agreement contained herein or for an injunction against a violation of any of the terms or provisions hereof, or in aid of the exercise of any power granted herein or by law.

     Section 8.03. Waiver of Events of Default. The holders of 51 percent (51%) of the aggregate principal amount of the Debentures outstanding may at any time waive an existing Event of Default and its consequences.

                           ARTICLE IX

                      TRANSFER OF DEBENTURE

     Section 9.01. Restriction on Transfer. In addition to any other restrictions on transfer of the Debenture imposed by this Article IX, the Holder may transfer or assign his, her, or its rights and obligations under this Agreement only in conjunction with the transfer or assignment of the Debenture.

     Section 9.02. Requirements of Transfer. No transfer of the Debenture shall be valid and effective unless and until (a) the transferor executes a written assignment of the Debenture or executes a separate power of attorney indicating his intent to transfer ownership, (b) the transferee executes a Debenture Agreement, which shall be identical to this Agreement except for the Holder's name and the date of execution and (c) the transferor delivers written transfer instructions (i) signed by the transferor and the transferee, (ii) stating the name and mailing and residence address of the transferee, and (iii) stating the desired effective date of such change of ownership. If the transferee fails to execute a Debenture Agreement, the transferee's signature on the instructions of transfer will be deemed to constitute the transferee's assent to the terms of the Debenture and the Debenture Agreement.

     Section 9.03. Registration of Transfer. Transfer of the Debenture shall be registered upon the Company's register of Debentures following the Company's receipt of all documents necessary to effect transfer in accordance with Section
9.02. Such documents may be either personally delivered by the transferor or transferee or mailed to the Company in accordance with Section 12.01 hereof.

     Section 9.04. Effective Date of Transfer. The effective date of the transfer recorded on the Company's register of Debentures shall be the date requested in the instructions of transfer; the effective date shall not, however, precede the date of the most recent payment date of interest with respect to such Debenture. In the event such date precedes the date of the most recent payment of interest on the Debenture or if the desired date is omitted from the instructions of transfer, the Company may in its discretion honor the transfer, and, in such case, the effective date of transfer shall be the first date at which the Company is in receipt of all of the items required by Section 9.02 hereof.

     Section 9.05. Transferee as Holder. Upon completion of a transfer in accordance with the provisions provided in this Article X, such Transferee shall be considered the Holder as if the transferee had been the original party to execute this Agreement.

     Section 9.06. Issuance of New Certificates. Upon a transfer in accordance with this Article X, and upon delivery by the transferor of his, her, or its Debenture certificate representing the Debenture being transferred, the Company shall cancel such Debenture certificate and shall issue a new certificate in the transferee's name. Such new certificate shall be issued in accordance with
Article II hereof, and its provisions will be identical to those of the old Debenture certificate except as to the Holder's name and the date of execution, which date on the new certificate shall be the same as the effective transfer date in accordance with Section 9.04 hereof.

     Section 9.07. Legend on Debenture. The Debenture shall bear the following legend:

          "THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE, AND HAS BEEN ISSUED PURSUANT TO EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENTS. THIS DEBENTURE MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED WITHOUT THE PERMISSION OF THE ISSUER AND UNLESS THIS DEBENTURE SHALL HAVE BEEN DULY REGISTERED UNDER THE ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER, REGISTRATION AND QUALIFICATION OF THE DEBENTURE SHALL NOT BE REQUIRED. THIS DEBENTURE IS SUBJECT TO AND ITS TRANSFER IS RESTRICTED BY THE TERMS AND PROVISIONS OF THAT CERTAIN DEBENTURE AGREEMENT, DATED OCTOBER 9, 2001, EXECUTED BY AND BETWEEN THE COMPANY AND THE HOLDER OF THIS DEBENTURE, A COPY OF WHICH IS ON FILE IN THE OFFICES OF THE COMPANY."


                            ARTICLE X

                       REGISTRATION RIGHTS

     Section 10.01. Registration on Request. Upon conversion of the Debenture into Common Stock as provided in Article VII above, the Company and the Holder shall agree to abide by and honor the terms of that certain Registration Rights Agreement executed on May 18, 2001 between the Company and the Holder, which, by its terms, applies to the Common Stock received upon the conversion of the Debenture.

                            ARTICLE XI

              CONSOLIDATION, MERGER, AND CONVEYANCE


     Section 11.01. Continuation of Terms of Agreement. Nothing contained in this Agreement or in the accompanying Debenture shall prevent any consolidation or merger of the Company with or into any other corporation or association, or any conveyance of the business, assets, and properties of the Company as a whole or substantially as a whole, to any other corporation or other entity, provided that all terms and conditions of this Agreement, including payment, to be observed and performed by the Company shall be expressly assumed by the successor entity formed by or resulting from any such merger or to which any such conveyance shall have been made.

     Section 11.02. Rights of Successor. If the Company or any successor entity is consolidated or merged with or into, or shall make a conveyance to, any other corporation or other entity, as permitted and upon the terms provided in this Article XI, the entity formed by or resulting from such consolidation or merger or to which such conveyance shall have been made shall succeed to and be substituted for the Company, with the same force and effect as if it had been named in, and had executed, this Agreement, and shall have and possess and may exercise, subject to the terms and conditions of this Agreement, each and every power, authority, and right herein reserved to or conferred upon the Company.

     Section 11.03. Construction. For every purpose of this Agreement, including the execution and issuance of the Debenture, the term "Corporation" includes and means (unless the context otherwise requires) not only the corporation that has executed this Agreement, but also any such successor entity in accordance with the provisions of this Article XI.


                           ARTICLE XII

                     MISCELLANEOUS PROVISIONS

     Section 12.01. Notices. Any notice or other communication required to be given pursuant to this Agreement must be in writing and may be given by registered or certified mail, and if given by registered or certified mail, shall be deemed to have been given and received when a registered or certified letter containing such notice, properly addressed with postage prepaid, is deposited in the United States mail; and if given otherwise than by registered or certified mail, it shall be deemed to have been given when delivered to and received by the party to whom addressed. Such notices shall be given to the parties hereto at the following addresses:

                    If to the Company:

                             Pioneer Drilling Company
                             9310 Broadway, Building I
                             San Antonio, Texas 78217

                             with a copy to:

                             John D. Fisch
                             Matthews and Branscomb, PC
                             112 East Pecan Street
                             Suite 1100
                             San Antonio, Texas  78205

                    If to the Holder:

                              WEDGE Energy Services, L.L.C.
                              1415 Louisiana
                              Suite 3000
                              Houston, Texas 77002
                              Attention: President

                              with a copy to:

                              WEDGE Energy Services, L.L.C.
                              1415 Louisiana
                              Suite 3000
                              Houston, Texas 77002
                              Attention: General Counsel

                              with an additional copy to:

                              Darryl M. Burman
                              DiCecco, Fant & Burman
                              3D/International Tower
                              1900 West Loop South, Suite 1100
                              Houston, Texas 77027

or addressed to either party at such other address as such party shall hereafter furnish to the other party in writing. The address for any purpose hereof may be changed at any time and shall be the most recent address furnished in writing to the other party.

     Section 12.02. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and assigns, except as otherwise expressly provided herein.

     Section 12.03. Severability. If any one or more of the provisions contained in this Agreement should for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     Section 12.04. No Third Parties. Except as otherwise expressly provided herein, nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon or give to any person, firm, or corporation other than the parties hereto and the holders from time to time of the accompanying Debenture any security, rights, remedies, or claims, legal or equitable, under or by reason of this Agreement, or under or by reason of any covenant, condition, or stipulation herein contained; and this Agreement and all the covenants, conditions, and provisions herein contained are and shall be held for the sole and exclusive benefit of the parties hereto and the holders from time to time of the accompanying Debenture.

     Section 12.05. Headings. The captions used in conjunction with this Agreement are for convenience only, and shall not be deemed a part of this Agreement or used to construe any provision hereof.

     Section 12.06. Survival of Representations, Warranties, and Covenants.
The representations, warranties, and covenants of the parties shall survive the execution of this Agreement and the issuance of the Debenture and shall remain in full force and effect until the expiration of any applicable statute of limitations.

     Section 12.07. Entire Agreement. This Agreement and the accompanying Debenture constitute the sole and only agreements of the parties hereto and supersede any prior understandings or written or oral agreements between the parties respecting the subject matter within.

     Section 12.08. Inclusion of Debenture. Reference is made to the accompanying Debenture. The provisions of such Debenture shall be deemed incorporated into this Agreement for all purposes as though fully set forth on the face hereof.

     Section 12.09. Governing Law. This Agreement and the Debenture shall be governed by and construed in accordance with the laws of the State of Texas.



      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


COMPANY:                               HOLDER:

PIONEER DRILLING COMPANY               WEDGE ENERGY SERVICES, L.L.C.



By: /s/ Michael E. Little              By: /s/ Bill White
Name:   Michael E. Little              Name:  William H. White
Title:                                 Title:




                           EXHIBIT 1.04

                    PIONEER DRILLING COMPANY

       6.75% Convertible Subordinated Debenture, Series A
                      Due October 9, 2006

No. 01                                            October 9, 2001

$18,000,000

     PIONEER DRILLING COMPANY, a Texas corporation (the "Company"), for value received, hereby promises to pay to the order of:

                 WEDGE ENERGY SERVICES, L.L.C.
                     or registered assigns
                on the 9th day of October, 2006
                    the principal amount of


EIGHTEEN MILLION DOLLARS ($18,000,000)

and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid hereon at the rate of 6.75% per annum from the date hereof until maturity, and in accordance with the terms of that certain Debenture Agreement dated
October 9, 2001, calculated and payable in semi-annual installments beginning on April 9, 2002. The Company agrees to pay interest on overdue principal (including any overdue required or optional prepayment of principal), and (to the extent legally enforceable) on any overdue installment of interest, at the rate of ten percent (10%) per annum after maturity, whether by acceleration or otherwise, until paid. Both the principal hereof and interest hereon are payable at the principal office of the Company in San Antonio, Texas, in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

     This Debenture is issued under and pursuant to the terms and provisions of that certain Debenture Agreement dated October 9, 2001, entered into by the Company with the original holder therein referred to, and this Debenture and the holder hereof is entitled equally and ratably with the holders of all other Debentures, if any, outstanding under the Debenture Agreement to all the benefits provided for thereby or referred to therein, to which Debenture Agreement reference is hereby made for the statement thereof.

     This Debenture and the other Debentures, if any, outstanding under the Debenture Agreement may be declared due prior to their expressed maturity dates and voluntary prepayments may be made thereon by the Company all in the events, on the terms specified in the Debenture Agreement, and in the manner and amounts as provided in the Debenture Agreement.

     This Debenture and the indebtedness evidenced hereby, including the principal and interest, shall at all times remain junior and subordinate to any and all Superior Indebtedness as defined in the Debenture Agreement, all on the terms and to the extent more fully set forth in the Debenture Agreement.

     This Debenture is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Debenture or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest of this Debenture shall be made only to or upon the order in writing of the registered holder.


                                              PIONEER DRILLING COMPANY


                                              By: /s/ Michael E. Little
                                                 Michael E. Little, President


THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE, AND HAS BEEN ISSUED PURSUANT TO EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENTS. THIS DEBENTURE MAY NOT BE SOLD, TRANS-FERRED, OR ASSIGNED WITHOUT THE PERMISSION OF THE ISSUER AND UNLESS THIS DEBENTURE SHALL HAVE BEEN DULY REGISTERED UNDER THE ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER, REGISTRATION AND QUALIFICATION OF THE DEBENTURE SHALL NOT BE REQUIRED. THIS DEBENTURE IS SUBJECT TO AND ITS TRANSFER IS RESTRICTED BY THE TERMS AND PROVISIONS OF THAT CERTAIN DEBENTURE AGREEMENT, DATED AS OF OCTOBER 9, 2001, EXECUTED BY AND BETWEEN THE COMPANY AND THE HOLDER OF THIS DEBENTURE, A COPY OF WHICH IS ON FILE IN THE OFFICES OF THE COMPANY.




                           EXHIBIT "B"



EXHIBIT B


John D. Fisch
(210) 357-9319


October 9, 2001


WEDGE Energy Services, L.L.C.
1415 Louisiana, Suite 3000
Houston, Texas 77002
Attention:  President

Re:  Debenture Purchase Agreement dated October 9, 2001

Gentlemen:

     We are legal counsel for Pioneer Drilling Company, a business corporation formed under the laws of the State of Texas ("Company"). As such counsel, we have represented the Company in connection with the execution and delivery of the Debenture Purchase Agreement dated October 9, 2001, and all exhibits thereto (the "Debenture Purchase Agreement") by and between you and the Company. Capitalized terms used herein are as defined in the Debenture Purchase Agreement, unless otherwise indicated.

     As counsel for the Company, we have also examined copies of the Debenture Purchase Agreement. We are familiar with the proceedings of the Company with respect to the authorization, execution, and delivery of the Debenture Purchase Agreement executed by the Company and the transactions contemplated thereby and the execution of the other agreements referred to therein and in this opinion letter. In addition to the foregoing, we have examined and relied upon such other matters of law, documents, certificates, and statements of public officials and certificates and representations of officers of the Company as we have deemed relevant in rendering our opinion. In all of our examinations, we have assumed the accuracy of all information furnished to us, the genuineness of all documents submitted to us as original or certified documents, the conformity to originalor certified documents of all copies submitted to us as conformed or photostatic copies and the genuineness of all signatures on all documents.

Based upon the foregoing, we are of the opinion that:

     1. The Company is a corporation duly incorporated and validly existing and in good standing under the laws of the state of Texas, has all requisite corporate power to own its properties and assets and to carry on its business as now conducted;

     2. The Company is duly qualified to do business and is in good standing in the state of Texas and is not required to be qualified in any foreign jurisdictions;

     3. The authorized capital stock of the Company consists of 100,000,000 Shares of Common Stock, $0.10 par value, of which 15,913,959 are issued and outstanding, and 10,000,000 shares of Preferred Stock, $1.00 par value, issuable in series, of which zero (0) shares are issued and outstanding. The Debenture has been duly and validly authorized and issued, and, to the best of our knowledge, the Company has outstanding no options, warrants, calls or other commitments of any kind relating to any issued, or authorized but unissued, capital stock of the Company, except as disclosed herein or in the Debenture Purchase Agreement, the Debenture Agreement or in the Reports. The issuance of the Stock upon conversion of the Debenture will not cause the Company to issue any additional shares of capital stock (preferred or common).

     4. The consummation of the transactions contemplated by the Debenture Purchase Agreement will not result in the breach of or constitute a default (including with regard to the giving of notice or the passing of time or both) under the Articles of Incorporation or Bylaws of the Company or any statute, rule or regulation or, to the best of our knowledge, any loan, credit or similar agreement or judicial or governmental decree, order or judgment to which the Company is a party or by which the Company or its properties are bound;

     5. Except for the listing requirements of the American Stock Exchange as to the issuance of the Stock, to the best of our knowledge, no authorization, approval or consent of or declaration or filing with any governmental authority or regulatory body, Federal, state or local, is necessary or required of the Company in connection with the execution and delivery of the Debenture Purchase Agreement or the performance by the Company of its obligations thereunder;

     6. To the best our knowledge, except as to any litigation described in the Reports, there is no outstanding litigation by or against the Company which is likely to have a material adverse effect. Attached and incorporated into this opinion for all purposes are copies of correspondence to the Company's auditors from us dated May 22, 2001, and June 6, 2001, which describe the litigation and claims involving the Company of which we are aware;

     7. The Debenture Purchase Agreement has been duly authorized, executed and delivered by the Company and constitutes valid and binding obligations of the Company enforceable in accordance with its terms (except as otherwise limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights or by general principles of equity, and except that we do not express an opinion as to whether any covenant contained in the Debenture Purchase Agreement is specifically enforceable);

     8. No authorization, approval or consent of or declaration or filing with any governmental authority or regulatory body, federal, state or local, is necessary or required of the Company in connection with the execution and delivery of the Debenture Purchase Agreement or the performance by the Company of its obligations thereunder; and

     9. The certificates representing the Stock when delivered to Purchaser, upon conversion will vest in Purchaser valid, legal and record ownership in the Stock on the share transfer books and the stock ledger of the Company.

     10. To the best of our knowledge, the Company has granted no registration rights other than rights previously granted to WEDGE, Stacy Locke or Michael Little, or rights to registrations on Form S-8. However, the undersigned understands that there have been discussions between persons affiliated with WEDGE and persons affiliated with former holders of the Company's Preferred Stock regarding the sharing of registration rights with WEDGE, but the undersigned is not aware of whether such discussions have resulted in an agreement.

     11. The Company has sufficient authorized shares necessary to cause the conversion of the Debenture into shares of stock as provided in the Debenture Purchase Agreement.

     This opinion is delivered to you incident to the requirements of the Debenture Purchase Agreement. Without prior written consent, this opinion letter may not be used or relied upon by the Addressees or any other person for any other purpose whatsoever.

                                   Sincerely,

                                   MATTHEWS and BRANSCOMB, P.C.


                                   By:  /s/ John D. Fisch
                                        JOHN D. FISCH

Enclosures




John D. Fisch
(210)  357-9313


May 22, 2001


Via Facsimile   224-0126

Mr. Cody Bissett
KPMG Peat Marwick
112 East Pecan, Suite 2400
San Antonio, Texas  78205 -9968


Re:  South Texas Drilling & Exploration, Inc.

Dear Sirs:

     The Corporate Secretary of South Texas Drilling & Exploration, Inc. (the "Company"), has requested that we furnish you with certain information in connection with your audit of the financial statement of the company and its subsidiaries as of March 31, 2001.

     As concerns our response, please be advised that this firm represents the Company as outside counsel and our employment is limited to specific matters referred to us by officers and employees of the Company, and there may exist many matters of a legal nature about which we have not been consulted.

     Subject to the previous paragraph and the limitations in the "ABA Statement of Policy" defined in a subsequent paragraph, we advise you that we have not been engaged to give substantive attention to, or represent the Company in connection with, loss contingencies coming within the scope of Clause (a) of Paragraph 5 of the ABA Statement of Policy, except for the following:

Pioneer Drilling Co., Ltd. has been sued by a former employee, Romeo L. Marines, in Cause No. 01-0706-B in the 117th District Court of Nueces County, Texas.
The suit was initiated on February 6, 2001. In the lawsuit, Mr. Marines claims Pioneer Drilling Co., Ltd. wrongfully terminated him because he filed a worker's compensation claim following an on-the-job injury. He claims damages for lost salary in the amount of $100 per week from the time of his unlawful discharge
until age 65.   He also seeks damages in an unspecified amount for
self-defamation because he must reveal his termination to prospective employers. Discovery in this suit has just commenced. South Texas Drilling & Exploration, Inc. has denied Mr. Marines' claims and intends to vigorously defend the lawsuit.

Pioneer Drilling Co., Ltd. has been sued by a former employee, Eliberto O. Ramos, in Cause No. 01-02129-C in the 94th District Court of Nueces County,
Texas.   The suit was initiated on April 23, 2001.  In the lawsuit, Mr. Ramos claims Pioneer Drilling Co., Ltd. wrongfully terminated him because he filed a worker's compensation claim following an on-the-job injury.  He claims damages for lost salary in the amount of $100 per week from the time of his
unlawful discharge until age 65.   He also seeks damages in an unspecified
amount for self-defamation because he must reveal his termination to prospective employers. Discovery in this suit has just commenced. South Texas Drilling & Exploration, Inc. has denied Mr. Ramos' claims and intends to vigorously defend the lawsuit.

South Texas Drilling & Exploration, Inc. has been sued in Cause No. 99-CVT00376-D3 in the 341st District Court of Webb County, Texas. The suit arises out of an oil-field accident resulting in injuries to a former employee, Jesse Sanchez. Mr. Sanchez's wife and children have also brought claims against South Texas Drilling & Exploration, Inc. for loss of consortium, support and services. Plaintiffs claim South Texas Drilling & Exploration, Inc. intentionally failed to provide a safe workplace and believed its conduct was substantially certain to cause Mr. Sanchez's injuries. In support of the claims, Plaintiffs allege that certain employees of South Texas Drilling & Exploration, Inc. used alcohol and illegal drugs on the rig site. South Texas Drilling & Exploration, Inc. has denied that Mr. Sanchez' injuries were caused by the use of alcohol or illegal drugs on the rig site and is vigorously defending the lawsuit.

South Texas Drilling & Exploration, Inc. and Pioneer Drilling Co., Ltd. have been sued in Cause No. 2000CVQ000819 D1 in the 49th District Court of Webb County, Texas. Plaintiffs in this suit are various taxing entities within
Webb County, including Webb County itself, Webb County Consolidated Independent School District, Mirando Independent School District, City of Laredo, and the United Independent School District. In this suit, Plaintiffs seek to require the Chief Appraiser and the Appraisal District to re-value certain assets of various oil and gas companies, including certain drilling rigs owned by South Texas Drilling & Exploration, Inc. and Pioneer Drilling Co., Ltd. Plaintiffs also seek to require the Chief Appraiser and the Appraisal District to include certain drilling rigs, including rigs owned by South Texas Drilling & Exploration, Inc. and Pioneer Drilling Co., Ltd., on the property tax rolls for the years 1998, 1999 and 2000. South Texas Drilling & Exploration, Inc.
and Pioneer Drilling Co., Ltd. have denied these claims, alleging that the
rigs are not subject to taxation in Webb County.   Discovery is ongoing, and
South Texas Drilling & Exploration, Inc. and Pioneer Drilling Co., Ltd. are vigorously defending the lawsuit.

Pioneer Drilling Co., Ltd. has been sued in Cause No. 4828 in the 49th District Court of Zapata County, Texas. Plaintiffs in this suit are Zapata County and Zapata Independent School District. Among other things, Plaintiffs seek to require the Chief Appraiser and the Appraisal District of Zapata County to include certain drilling rigs, including one of Pioneer Drilling Co., Ltd.'s rigs, on the property tax rolls for the years 1998 and 1999. Pioneer Drilling Co., Ltd. has denied these claims, alleging that the rig is not subject to
taxation in Zapata County.   Discovery is ongoing, and Pioneer
Drilling Co., Ltd. is vigorously defending the lawsuit.

     This response is limited by, and in accordance with, the ABA Statement of Policy Regarding Lawyers' Responses to Auditors' Request for Information (December, 1975). Without limiting the generality of the foregoing, the limitations set forth in such Statement on the scope and use of this response (Paragraphs 2 and 7) are specifically incorporated herein by reference, and any description herein of any "loss contingencies" is qualified in its entirety by Paragraph 5 of the Statement of the ABA Statement of Policy).

     Pursuant to the Company's request, this will confirm as correct the Company's understanding that whenever, in the course of performing legal services for the Company with respect to a matter recognized to involve an unasserted possible claim or assessment, we, as a matter of professional responsibility to the Company, will so advise the Company and will consult with the Company concerning the question of such disclosure and the applicable requirements of Statement No. 5 of the Financial Accounting Standards Board. In this regard, in advising the Company with reference to the necessity to disclose any possible unasserted claims, we accept the Company's determination as to the probability to assertion of such claim unless we have extrinsic evidence that cases us to disagree with the Company's determination.

     Except as otherwise may be noted, the information set forth herein is as of the date of this letter. We disclaim any undertaking to advise you of changes which thereafter may be brought to our attention.

                              Very truly yours,

                              MATTHEWS & BRANSCOMB
                              A Professional Corporation


                              By:  /s/ John D. Fisch
                                   John D. Fisch


cc:  Mr. William D. Hibbetts [Via Facsimile]



June 6, 2001


Mr. Cody Bissett
KPMG Peat Marwick
112 East Pecan, Suite 2400
San Antonio, Texas 78205-9968

Re:  South Texas Drilling & Exploration, Inc.

Dear Mr. Bissett:

     This supplements our letter dated May 22, 2001 to you in response to the request by the corporate secretary of South Texas Drilling & Exploration, Inc. (the "Company") that we furnish you certain information in connection with your audit of the financial statements of the Company and its subsidiaries as of March 31, 2001.

     In addition to the information provided to you in our letter of May 22, 2001 relating to Cause No. 99-CVT00376-D3 in the 341st District Court of Webb County, Texas, the Company is obligated under an agreement with the operator of the well site at which Mr. Sanchez received his injuries to indemnify and hold the operator harmless from any loss or damage resulting from personal injuries to the Company's employees, including Mr. Sanchez, incurred during operations at such site. The Company's general liability carrier has undertaken the defense of the operator in a claim by Mr. Sanchez against the operator for damages under a theory of negligence which is part of Cause No. 99-CVT00376-D3. In addition to the $1,000,000 general liability insurance policy under which the Company's carrier is now defending the operator, the Company has in place a $10,000,000 excess coverage policy with the same carrier obtained for the purpose of paying any damages incurred by the operator and included under the Company's hold harmless and indemnity obligations to the operator.

                              Very truly yours,

                              Matthews  and  Branscomb
                              A Professional Corporation

                                /s/ John D. Fisch
                              John D. Fisch



                             EXHIBIT 4.3

                         SUBORDINATION AGREEMENT


     This Subordination Agreement (this "Agreement") is made this 9th day of October 2001 by and between Wedge Energy Services, L.L.C. a Delaware limited liability company ("WEDGE"), The American Bank, N.A. ("American Bank") and Pioneer Drilling Company ("Pioneer") and Pioneer Drilling Services, Ltd. (the "Partnership").

     WHEREAS, WEDGE intends to purchase from Pioneer, for the sum of $18,000,000.00, a Convertible Subordinated Debenture of even date herewith (the "Subordinated Debenture"); and

     WHEREAS, The Frost National Bank ("Frost Bank") has entered into a Loan Agreement, dated March 30, 2001 (the "Frost Loan Agreement"), under which the Partnership, (formerly known as Pioneer Drilling Co., Ltd. and which is a partnership wholly owned by subsidiaries of Pioneer)borrowed up to $12,000,000.00, evidenced by one or more notes issued under the Loan Agreement (the "Notes") which Notes were secured by certain of the assets of the Partnership pursuant to a Security Agreement of even date therewith (the "Security Agreement"), and further, Frost Bank has made two loans in the amount of $1,000,000.00 under a note dated March 20, 2001 (the "March 2001 Note")and $9,000,000.00 under a note dated August 11, 2000 (the "August Note") to Pioneer and/or the Partnership. The Loan Agreement, Notes, Security Agreement, the March 2001 Note and the August Note, and any renewals and extensions thereof, are collectively referred to herein as the "Frost
Superior Indebtedness";  and

      WHEREAS, American Bank has entered into a Loan Agreement (the "American Loan Agreement") with Pioneer under which Pioneer borrowed $3,000,000.00, evidenced by one or more notes issued under the Loan Agreement (the "Notes") which Notes are to be secured by certain real estate and assets of the Partnership pursuant to a Deed of Trust and Security Agreement (the
"Security Agreement"). The American Loan Agreement would otherwise prevent the issuance of the Subordinated Debenture without the consent of American Bank. The Loan Agreement, Notes and Deed of Trust and Security Agreement and any renewals and extensions thereof, are collectively referred to herein as the "American Superior Indebtedness"); and

     WHEREAS, WEDGE has agreed to subordinate the Subordinated Debenture and any renewals and extensions thereof (the "Inferior Indebtedness") to the Frost Superior Indebtedness and the American Superior Indebtedness (collectively, the "Superior Indebtedness"):

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that WEDGE, in consideration of the premises, and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which consideration is hereby acknowledged, HAS COVENANTED
AND AGREED, and does hereby COVENANT AND AGREE, that the Inferior Indebtedness shall be, and the same is hereby made subject and inferior to the Frost Superior Indebtedness and the parties hereto agree as follows:

     1. Consent of Lender and Subordination. American Bank does hereby consent to the issuance by Pioneer of the $18,000,000.00 Convertible Subordinated Debenture to WEDGE. Until the American Superior Indebtedness is paid in full, including any renewals or extensions thereof, the payment of the Inferior Indebtedness shall be subordinated to the payment of the American Superior Indebtedness in accordance with the terms of this Agreement.

     2. Payments on Inferior Indebtedness. WEDGE shall be entitled to receive payments of simple interest only on a semi-annual basis for a period of five years from the issuance of the Subordinated Debenture, with the full amount of principal and any unpaid interest being due and payable on the date five years from the date of the Subordinated Debenture. However, from and after an event of default under either of the Superior Indebtedness and the failure of Pioneer to cure such default pursuant to any contractual right to cure such default, no further payments shall be made with respect to the Inferior Indebtedness (until the Superior Indebtedness is paid in full) and any amount of principal or interest paid by Pioneer to WEDGE after an event of default under either of the Superior Indebtedness, shall be held in trust for the benefit of the Frost Bank and American Bank, on a pro rata basis based upon the amount owing Frost Bank and American Bank respectively.

     3. Insolvency, etc. In the event of (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition, or other similar proceeding relating to Pioneer or its property, (b) any proceeding for the liquidation, dissolution, or other winding-up of Pioneer, voluntary or involuntary, and whether or not involving insolvency or bankruptcy proceedings,
(c) any assignment by Pioneer for the benefit of creditors, or (d) any distribution, division, marshaling, or application of any of the properties or assets of Pioneer or the proceeds thereof to creditors, voluntary or involuntary, and whether or not involving legal proceedings, then and in such event:

     (i) all Superior Indebtedness shall first be paid in full (including all principal, premium, if any, and interest, including interest accruing after the commencement of any such proceeding) before any payment or distribution of any character, whether in cash, securities, or other property (other than securities of Pioneer or any other corporation provided for by a plan of reorganization or readjustment or similar plan, the payment of which is subordinated, at least to the extent provided in this Agreement with respect to Inferior Indebtedness, to the payment of all Superior
   Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan) is made in respect of any Inferior Indebtedness;

     (ii) all principal and premium, if any, and interest on the Inferior Indebtedness shall forthwith become due and payable, and any payment or distribution of any character, whether in cash, securities, or other property (other than securities of Pioneer or any other corporation provided for by a plan of reorganization or readjustment or similar plan, the payment of which is subordinated, at least to the extent provided in this Agreement with respect to Inferior Indebtedness, to the payment of all Superior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan) which would otherwise (but for the terms hereof) be payable or deliverable in respect of any Inferior Indebtedness, shall be paid or delivered directly to the holders of the Superior Indebtedness, until all Superior Indebtedness shall have been paid in full, the holders of the Inferior Indebtedness at the time outstanding irrevocably authorize, empower, and direct all receivers, trustees, liquidators, conservators, fiscal agents, and others having authority in the premises to effect all such payments and deliveries;

     (iii) each holder of the Inferior Indebtedness at the time outstanding irrevocably authorizes and empowers each holder of the Superior Indebtedness or such holder's representative to demand, sue for, collect, and receive such holder's ratable share of all such payments and distributions and to receipt therefor, and to file and prove all claims therefor and take all such other action, in the name of such holder or otherwise, as such holder of the Superior Indebtedness or such holder's representative may determine to be necessary or appropriate for the enforcement of this Section 3; and

     (iv) the holders of the Inferior Indebtedness shall execute and deliver to each holder of the Superior Indebtedness or such holder's representative all such further instruments confirming the above authorization, and all such powers of attorney, proofs of claim, assignments of claim, and other instruments, and shall take all such other action as may be requested by such holder of the Superior Indebtedness or such holder's representative to enforce all claims upon or in respect of the Inferior Indebtedness.

     For all purposes of this Agreement, Superior Indebtedness shall not be deemed to have been paid in full unless the holders thereof shall have received cash equal to the amount of principal, premium, if any, and interest in respect of all Superior Indebtedness at the time outstanding, and in case there are two or more holders of the Superior Indebtedness any payment or distribution required to be paid or delivered to the holders of the Superior Indebtedness shall be paid or delivered to such holders ratably according to the respective aggregate amounts remaining unpaid on the Superior Indebtedness of such holders.

     3. Payments and Distributions Received. If any payment or distribution of any character (whether in cash, securities, or other property) or any security shall be received by any holder of any of the Inferior Indebtedness in contravention of any of the terms of this Agreement, such payment or distribution or security shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Superior Indebtedness for application to the payment of all Superior Indebtedness remaining unpaid, on a pro rata basis based upon the amount owing to the holders of the Superior Indebtedness, to the extent necessary to pay all such Superior Indebtedness in full. In the event of the failure of any holder of any of the Inferior Indebtedness to endorse or assign any such payment, distribution or security, any holder of the Superior Indebtedness or such holder's representative is hereby irrevocably authorized to endorse or assign the same.

     4. Subrogation. In the event that cash, securities, or other property otherwise payable and deliverable to the holders of the Inferior Indebtedness shall have been applied pursuant to this Agreement to the payment of Superior Indebtedness in full, then and in each such case, the holders of the Inferior Indebtedness shall be subrogated to any rights of any holders of Superior Indebtedness to receive further payments or distributions in respect of or applicable to the Superior Indebtedness.

     5. Acceleration of Inferior Indebtedness. In case any Inferior Indebtedness is declared due and payable because of the occurrence of an Event of Default with respect to the Inferior Indebtedness under circumstances when the terms of Section 2 are not applicable, the holders of such Inferior Indebtedness shall not be entitled to receive payment or distribution in respect thereof until all Superior Indebtedness at the time outstanding shall have been paid in full.

     6. Notice. In the event that any Inferior Indebtedness shall become due and payable before its expressed maturity on demand of the holder thereof as the result of the occurrence of a default or event of default, Pioneer will give prompt notice in writing of such happening to each holder of Superior Indebtedness.

     7. Subordination Not Affected, etc. The terms of this Agreement, the subordination effected hereby, and the rights of the holders of the Superior Indebtedness shall not be affected by (a) any amendment of or addition or supplement to any Superior Indebtedness or any instrument or agreement relating thereto, (b) any exercise or non-exercise of any right, power, or remedy under or in respect of any Superior Indebtedness or any instrument or agreement relating thereto, or (c) any waiver, consent, release, indulgence, extension, renewal, modification, delay, or other action, inaction or omission, in respect of any Superior Indebtedness or any instrument or agreement relating thereto or any security therefor or guaranty thereof, whether or not any holder of any Inferior Indebtedness shall have had notice or knowledge of any of the foregoing. In addition, in the event that any holder or prospective holder of Superior Indebtedness reasonably requires a modification or amendment of the terms of this Agreement with respect to the subordination of the Inferior Indebtedness, the Holder agrees to execute any such modification or amendment to this Agreement with respect thereto.

     8. Obligations Unimpaired. The holders of Superior Indebtedness shall not be prejudiced in the right to enforce subordination of the Inferior Indebtedness by any act or failure to act on the part of Pioneer. The provisions of this Agreement are solely for the purpose of defining the relative rights of the holders of Superior Indebtedness on the one hand and the holders of Inferior Indebtedness on the other hand, and nothing in this Agreement shall (a) impair as between Pioneer and the holder of any Inferior Indebtedness, the obligation of Pioneer, which is unconditional and absolute, to pay to the holder thereof the principal, premium, if any, and interest thereon in accordance with the terms thereof, or (b) prevent the holder of any Inferior Indebtedness from exercising all remedies otherwise permitted by applicable law under this Agreement, subject to the rights, if any, under this Agreement of the holders of Superior Indebtedness.


     IN WITNESS WHEREOF, this instrument has been executed effective the 9th day of October, 2001.



                                            WEDGE:


                                               /s/ William H. White
                                           BY:  William H. White,
                                                      President


                                             American Bank:

                                             American Bank

                                             By: Wayne C. Meyer

                                             Its:Branch Executive Officer


                                             Pioneer:

                                             Pioneer Drilling Company

                                             By: Michael E. Little

                                             Its:  CEO

                                             The Partnership

                                             Pioneer Drilling Services, Ltd.
                                             By:  PDC Mgmt. Co., general
                                                  partner

                                              By:  Michael E. Little

                                              Its:  CEO






                              EXHIBIT 4.4


                       SUBORDINATION AGREEMENT


     This Subordination Agreement (this "Agreement") is made this 9th day of October 2001 by and between Wedge Energy Services, L.L.C. a Delaware limited liability company ("WEDGE"), The Frost National Bank ("Frost Bank") and Pioneer Drilling Company ("Pioneer") and Pioneer Drilling Services, Ltd. (the "Partnership").

     WHEREAS, WEDGE intends to purchase from Pioneer, for the sum of $18,000,000.00, a Convertible Subordinated Debenture of even date herewith (the "Subordinated Debenture"); and

     WHEREAS, Frost Bank has entered into a Loan Agreement, dated March 30, 2001 (the "Frost Loan Agreement"), under which the Partnership, (formerly known as Pioneer Drilling Co., Ltd. and which is a partnership wholly owned by subsidiaries of Pioneer) borrowed up to $12,000,000.00, evidenced by one or more notes issued under the Frost Loan Agreement (the "Notes") which Notes were secured by certain of the assets of the Partnership pursuant to a Security Agreement of even date therewith (the "Security Agreement"), and further, Frost Bank has made two loans in the amount of $1,000,000.00 under a note dated March 20, 2001 (the "March 2001 Note") and $9,000,000.00 under a note dated August 11, 2000 (the "August Note") to Pioneer and/or the Partnership.
The Frost Loan Agreement would otherwise prevent the issuance of the Subordinated Debenture without the consent of Frost Bank. The Frost
Loan Agreement, Notes, Security Agreement, the March 2001 Note and the August Note, and any renewals and extensions thereof, are collectively referred to herein as the "Frost Superior Indebtedness"; and

     WHEREAS, the American Bank, N.A. ("American Bank") has entered into a Loan Agreement (the "American Loan Agreement") with Pioneer under which Pioneer borrowed $3,000,000.00, evidenced by one or more notes issued under the American Loan Agreement (the "Notes") which Notes are to be secured by certain real estate and assets of the Partnership pursuant to a Deed of Trust and Security Agreement (the "Security Agreement"). The American Loan Agreement, Notes and Deed of Trust and Security Agreement and any renewals and extensions thereof, are collectively referred to herein as the "American Superior Indebtedness"); and

     WHEREAS, WEDGE has agreed to subordinate the Subordinated Debenture and any renewals and extensions thereof (the "Inferior Indebtedness") to the Frost Superior Indebtedness and the American Superior Indebtedness (collectively, the "Superior Indebtedness"):

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that WEDGE, in consideration of the premises, and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which consideration is hereby acknowledged, HAS COVENANTED AND AGREED, and does hereby COVENANT AND AGREE, that the Inferior Indebtedness shall be, and the same is hereby made subject and inferior to the Frost Superior Indebtedness and the parties hereto agree as follows:

     1. Consent of Lender and Subordination. Frost Bank does hereby consent to the issuance by Pioneer of the $18,000,000.00 Convertible Subordinated Debenture to WEDGE. Until the Frost Superior Indebtedness is paid in full, including any renewals or extensions thereof, the payment of the Inferior Indebtedness shall be subordinated to the payment of the Frost Superior Indebtedness in accordance with the terms of this Agreement.

     2. Payments on Inferior Indebtedness. In accordance with the Subordinated Debenture, WEDGE shall be entitled to receive payments of simple interest only on a semi-annual basis for a period of five years from the issuance of the Subordinated Debenture, with the full amount of principal and any unpaid interest being due and payable on the date five years from the date of the Subordinated Debenture. However, from and after an event of default under either of the Superior Indebtedness and the failure of Pioneer to cure such default pursuant to any contractual right to cure such default, no further payments shall be made with respect to the Inferior Indebtedness (until the Superior Indebtedness is paid in full) and any amount of principal or interest paid by Pioneer to WEDGE after an event of default under either of the Superior Indebtedness, shall be held in trust for the benefit of the Frost Bank and American Bank, on a pro rata basis based upon the amount owing Frost Bank and American Bank respectively.

     3. Insolvency, etc. In the event of (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition, or other similar proceeding relating to Pioneer or its property, (b) any proceeding for the liquidation, dissolution, or other winding-up of Pioneer, voluntary or involuntary, and whether or not involving insolvency or bankruptcy proceedings,
(c) any assignment by Pioneer for the benefit of creditors, or (d) any distribution, division, marshaling, or application of any of the properties or assets of Pioneer or the proceeds thereof to creditors, voluntary or involuntary, and whether or not involving legal proceedings, then and in such event:

          (i)  all Superior Indebtedness shall first be paid in full
(including all principal, premium, if any, and interest, including interest accruing after the commencement of any such proceeding) before any payment or distribution of any character, whether in cash, securities, or other property (other than securities of Pioneer or any other corporation provided for by a plan of reorganization or readjustment or similar plan, the payment of which is subordinated, at least to the extent provided in this Agreement with respect to Inferior Indebtedness, to the payment of all Superior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan) is made in respect of any Inferior Indebtedness;

          (ii) all principal and premium, if any, and interest on the Inferior Indebtedness shall forthwith become due and payable, and any payment or distribution of any character, whether in cash, securities, or other property (other than securities of Pioneer or any other corporation provided for by a plan of reorganization or readjustment or similar plan, the payment of which is subordinated, at least to the extent provided in this Agreement with respect to Inferior Indebtedness, to the payment of all Superior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan) which would otherwise (but for the terms hereof) be payable or deliverable in respect of any Inferior Indebtedness, shall be paid or delivered directly to the holders of the Superior Indebtedness, until all Superior Indebtedness shall have been paid in full, the holders of the Inferior Indebtedness at the time outstanding irrevocably authorize, empower, and direct all receivers, trustees, liquidators, conservators, fiscal agents, and others having authority in the premises to effect all such payments and deliveries;

          (iii) each holder of the Inferior Indebtedness at the time outstanding irrevocably authorizes and empowers each holder of the Superior Indebtedness or such holder's representative to demand, sue for, collect, and receive such holder's ratable share of all such payments and distributions and to receipt therefor, and to file and prove all claims therefor and take all such other action, in the name of such holder or otherwise, as such holder of the Superior Indebtedness or such holder's representative may determine to be necessary or appropriate for the enforcement of this Section 3; and

          (iv) the holders of the Inferior Indebtedness shall execute and deliver to each holder of the Superior Indebtedness or such holder's representative all such further instruments confirming the above authorization, and all such powers of attorney, proofs of claim, assignments of claim, and other instruments, and shall take all such other action as may be requested by such holder of the Superior Indebtedness or such holder's representative to enforce all claims upon or in respect of the Inferior Indebtedness.

     For all purposes of this Agreement, Superior Indebtedness shall not be deemed to have been paid in full unless the holders thereof shall have received cash equal to the amount of principal, premium, if any, and interest in respect of all Superior Indebtedness at the time outstanding, and in case there are two or more holders of the Superior Indebtedness any payment or distribution required to be paid or delivered to the holders of the Superior Indebtedness shall be paid or delivered to such holders ratably according to the respective aggregate amounts remaining unpaid on the Superior Indebtedness of such holders.

     4. Payments and Distributions Received. If any payment or distribution of any character (whether in cash, securities, or other property) or any security shall be received by any holder of any of the Inferior Indebtedness in contravention of any of the terms of this Agreement, such payment or distribution or security shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Superior Indebtedness for application to the payment of all Superior Indebtedness remaining unpaid, on a pro rata basis based upon the amount owing to the holders of the Superior Indebtedness, to the extent necessary to pay all such Superior Indebtedness in full. In the event of the failure of any holder of any of the Inferior Indebtedness to endorse or assign any such payment, distribution or security, any holder of the Superior Indebtedness or such holder's representative is hereby irrevocably authorized to endorse or assign the same.

     5. Subrogation. In the event that cash, securities, or other property otherwise payable and deliverable to the holders of the Inferior Indebtedness shall have been applied pursuant to this Agreement to the payment of Superior Indebtedness in full, then and in each such case, the holders of the Inferior Indebtedness shall be subrogated to any rights of any holders of Superior Indebtedness to receive further payments or distributions in respect of or applicable to the Superior Indebtedness.

     6. Acceleration of Inferior Indebtedness. In case any Inferior Indebtedness is declared due and payable because of the occurrence of an Event of Default with respect to the Inferior Indebtedness under circumstances when the terms of Section 2 are not applicable, the holders of such Inferior Indebtedness shall not be entitled to receive payment or distribution in respect thereof until all Superior Indebtedness at the time outstanding shall have been paid in full.

     7. Notice. In the event that any Inferior Indebtedness shall become due and payable before its expressed maturity on demand of the holder thereof as the result of the occurrence of a default or event of default, Pioneer will give prompt notice in writing of such happening to each holder of Superior Indebtedness.

     8. Subordination Not Affected, etc. The terms of this Agreement, the subordination effected hereby, and the rights of the holders of the Superior Indebtedness shall not be affected by (a) any amendment of or addition or supplement to any Superior Indebtedness or any instrument or agreement relating thereto, (b) any exercise or non-exercise of any right, power, or remedy under or in respect of any Superior Indebtedness or any instrument or agreement relating thereto, or (c) any waiver, consent, release, indulgence, extension, renewal, modification, delay, or other action, inaction or omission, in respect of any Superior Indebtedness or any instrument or agreement relating thereto or any security therefor or guaranty thereof, whether or not any holder of any Inferior Indebtedness shall have had notice or knowledge of any of the foregoing. In addition, in the event that any holder or prospective holder of Superior Indebtedness reasonably requires a modification or amendment of the terms of this Agreement with respect to the subordination of the Inferior Indebtedness, the Holder agrees to execute any such modification or amendment to this Agreement with respect thereto.

     9. Obligations Unimpaired. The holder of Superior Indebtedness shall not be prejudiced in the right to enforce subordination of the Inferior Indebtedness by any act or failure to act on the part of Pioneer. The provisions of this Agreement are solely for the purpose of defining the relative rights of the holders of Superior Indebtedness on the one hand and the holders of Inferior Indebtedness on the other hand, and nothing in this Agreement shall (a) impair as between Pioneer and the holder of any Inferior Indebtedness, the obligation of Pioneer, which is unconditional and absolute, to pay to the holder thereof the principal, premium, if any, and interest thereon in accordance with the terms thereof, or (b) prevent the holder of any Inferior Indebtedness from exercising all remedies otherwise permitted by applicable law under this Agreement, subject to the rights, if any, under this Agreement of the holders of Superior Indebtedness.

     IN WITNESS WHEREOF, this instrument has been executed effective the 9th day of October, 2001.


                              WEDGE:



                                /s/ William H. White
                              BY:  William H. White, President


                              Frost Bank:

                              The Frost National Bank

                              By:  Casey Schaeffer

                              Its: Vice President


                              Pioneer:

                              Pioneer Drilling Company

                              By: Michael E. Little

                              Its:  CEO


                              The Partnership

                              Pioneer Drilling Services, Ltd.

                              By:  PDC Mgmt. Co., general partner

                                   By: Michael E. Little

                                   Its:  CEO